UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2013

International Equity Insights Funds*
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

*Effective May 3, 2013, the Goldman Sachs Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.

Goldman Sachs International Equity Insights Funds

■ EMERGING MARKETS EQUITY INSIGHTS ■ INTERNATIONAL EQUITY INSIGHTS ■ INTERNATIONAL SMALL CAP INSIGHTS

Emerging Markets Equity Insights, International Equity

Insights, and International Small Cap Insights were

formerly known as Structured Emerging Markets Equity,

Structured International Equity, and Structured

International Small Cap, respectively. They are referenced

throughout this report by their aforementioned revised

names.

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	22

Financial Statements	46

Financial Highlights	50

Notes to the Financial Statements	56

Other Information	72

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Emerging Markets Equity Insights Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs International Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs International Small Cap Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small capitalization non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

■	Comprehensive — We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

■	Rigorous — We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking many small diversified stock positions. Additionally, in the GS Emerging Markets Equity Insights Fund and the GS International Equity Insights Fund we take intentional country bets.

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2013

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2013.
During the fourth quarter of 2012, we implemented an enhancement to our stock selection process across several geographic regions, incorporating several measures to the signals within our Quality theme. These include measures of capital investment, funding source, earnings quality, competitive positioning and financial solvency. We believe these measures enhance the signals within our Quality theme by capturing how much of a company’s investment quality can be attributed to management decisions as well as to firm economics.

In addition, we extended our Momentum theme in Continental Europe, the U.K. and Japan using enhanced cross-company linkages. In Continental Europe and the U.K., we link economically-related companies, which may or may not belong to the same industry. In Japan, we leverage its unique corporate infrastructure (“keiretsu”), where cross share holding is common, to create a cross company linkage signal. (A kieretsu is

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

a set of companies with interlocking business relationships and shareholdings.) We believe these signals help identify Momentum trends earlier in their history.

Also during the fourth quarter of 2012, we enhanced our Momentum theme in the emerging markets, creating a currency signal to allow us to take advantage of mispricing due to currency risk. Additionally, we added a new Management theme based on financing decisions.

We made no enhancements to our proprietary quantitative model within the international or emerging markets regions during the first quarter of 2013.

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

Emerging markets equities and developed international equities advanced during the six-month period ended April 30, 2013 (the “Reporting Period”).

Emerging Markets Equities

Emerging markets equities generated solid positive absolute returns during the Reporting Period, but underperformed developed international equities, as concerns over slowing economic growth in several regions weighed on many of the larger growth and emerging markets. In turn, a number of countries’ central banks began to cut interest rates in an effort to boost economic growth.

Improving economic data for China lifted the Chinese equity markets and others in the region toward the end of 2012, but those same markets pulled back in 2013 on fears of new regulation and tightening measures in China. China’s equity market lagged the MSCI Emerging Markets Index (net, unhedged) (“MSCI Emerging Markets Index”) for the Reporting Period overall, but Asia was still the best performing region during the Reporting Period, with many markets significantly outperforming the MSCI Emerging Markets Index. The Philippine equity market, which received its first investment grade rating for its debt from Fitch, Inc. posted the strongest returns during the Reporting Period. Thailand, Indonesia and Taiwan also notably outperformed. Outside of Asia, the only country components of the MSCI Emerging Markets Index to post double-digit gains were Turkey and Mexico. Weakness in the South Korean equity market reflected disappointment that the Bank of Korea did not cut interest rates amidst lackluster economic growth projections and worries about the effects of the weak yen on South Korea’s exports. North Korea’s provocations drew additional concern. The Russian equity market was also particularly weak during the Reporting Period, reflecting economic growth concerns, which, in turn, weakened the ruble. The Economic Development Ministry significantly reduced its forecast for Russian GDP growth for 2013 to 2.4%. Generating negative returns during the Reporting Period were some smaller equity markets, including those of Egypt, Czech Republic, Colombia and South Africa.

For the Reporting Period overall, the MSCI Emerging Markets Index returned 5.29%.* Fifteen of the 21 countries in the MSCI Emerging Markets Index were up for the Reporting Period, with the Philippines (+32.35%) and Thailand (+21.85%) recording the largest gains. Taiwan (+12.47%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Eight of the 10 sectors in the MSCI Emerging Markets Index were positive for the Reporting Period, with financials (+12.28%) and consumer staples (+11.46%) gaining the most ground. The financials sector was the largest contributor to MSCI Emerging Markets Index returns on the basis of impact.

MARKET REVIEW

International Equities

The commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan drove developed international equity performance during the Reporting Period, contributing to particularly strong returns amongst financials stocks.

Japanese equities surged during the Reporting Period and led returns within the MSCI Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”). Japan’s Liberal Democratic Party returned to power late in 2012 after campaigning on a platform of establishing an inflation target and weakening the yen. Once elected, Japan’s new prime minister, Shinzo Abe, followed through on setting an inflation target, while the new head of the Bank of Japan, Haruhiku Kuroda, announced a decision to double Japan’s monetary base. The yen subsequently weakened to its lowest level against the U.S. dollar in four years. The sharp rally in Japanese equity markets reflected optimism that the aggressive policies from its government and central bank would end deflation and stimulate Japan’s economy. In addition, the Japanese equity market responded positively to the weaker yen, which benefits Japan’s export-oriented economy.

European equities advanced solidly, generally reflecting optimism regarding Europe’s ability to work through its debt issues, despite some volatility during the Reporting Period driven by a banking crisis in Cyprus and by Italy’s political stalemate. In April 2013, the International Monetary Fund (“IMF”) lowered slightly its forecast for the Eurozone to a 0.3% contraction in economic growth for calendar year 2013. Other lackluster economic data points for Europe during April 2013 fueled speculation that the European Central Bank (“ECB”) would cut interest rates in early May 2013. Such speculation boosted equity markets broadly and financials stocks in particular. Additionally, a previously well-regarded academic paper linking lower debt-to-GDP ratios and economic growth was repudiated, leading equity markets to reflect the possibility of less austerity in Europe’s future.

For the Reporting Period overall, the MSCI EAFE Index returned 16.90%.* All 22 countries in the MSCI EAFE Index were up for the Reporting Period, with Japan (+31.40%) and Greece (+25.79%) recording the largest gains. Japan was also the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All 10 sectors in the MSCI EAFE Index posted positive returns for the Reporting Period, with consumer discretionary (+24.49%) and financials (+23.49%) gaining the most. The financials sector was also the largest contributor to MSCI EAFE Index returns on the basis of impact.

In the international small cap arena, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (“MSCI EAFE Small Cap Index”) advanced 18.08%* during the Reporting Period. All 22 countries in the MSCI EAFE Small Cap Index were up for the Reporting Period, with Ireland (+39.57%) and Portugal (31.77%) posting the largest gains. Japan (+28.01%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Nine of the 10 sectors in the MSCI EAFE Small Cap Index recorded positive results for the Reporting Period, with telecommunication services (+27.90%) and consumer discretionary (+25.69%) gaining the most. The consumer discretionary sector was also the largest contributor to MSCI EAFE Small Cap Index returns on the basis of impact.

MARKET REVIEW

Looking Ahead

We continue to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we expect stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

*All	index returns are expressed in U.S. dollar terms.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured Emerging Markets Equity Fund was renamed the Goldman Sachs Emerging Markets Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 9.93%, 9.31%, 9.99% and 9.97%, respectively. These returns compare to the 5.29% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, our country/currency selection strategy boosted the Fund’s relative returns. Our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, also added to relative performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy performed well largely because of our investment themes. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Momentum was the Fund’s best-performing theme during the Reporting Period. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company- specific information and information about related companies. Sentiment, Valuation and Quality also enhanced relative performance. Our Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and management quality.

Our Management theme detracted from relative results. Management assesses the characteristics, policies and strategic decisions of company management. The impact of our Profitability theme, which assesses whether a company is earning more than its cost of capital, was relatively neutral during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection added to the Fund’s relative returns.

PORTFOLIO RESULTS

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Investments in the industrials, materials and financials sectors contributed positively to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in Turk Hava Yollari, a Turkish airline; Turkiye Vakiflar Bankasi, the fifth-largest bank in Turkey; and Great Wall Motors, a Chinese automobile manufacturer. The Fund was overweight Turk Hava Yollari because of our positive views on Valuation and Momentum. Our positive view on Sentiment led us to overweight Turkiye Vakiflar Bankasi. We adopted the overweight in Great Wall Motors because of our positive view on Management.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Our stock picks in the information technology, consumer staples and utilities sectors detracted from relative performance during the Reporting Period. The Fund was hindered by overweighted positions in Hyundai Mobis, a Korean auto parts company, and Vodacom Group Limited, an African mobile communications company. The Fund’s underweight in Russian oil company Rosneft Oil also dampened relative returns. We chose to overweight Hyundai Mobis because of our positive views on Momentum and Valuation. The Fund was overweight Vodacom Group because of our positive view on Momentum. We assumed the underweight to Rosneft Oil based on our negative view on Management.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy added to the Fund’s relative performance during the Reporting Period. The Fund benefited from its overweighted positions relative to the Index in Turkey and the Philippines. Its underweight in South Africa was also advantageous. The Fund was hampered by its underweighted positions in Thailand and Taiwan. An overweight relative to the Index in the Czech Republic also detracted from relative results during the Reporting Period.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium, and Macro. Valuation favors equity and currency markets that appear cheap relative to fundamentals and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	We increased the Fund’s weightings relative to the Index in China, South Africa and Hungary and decreased its weightings compared to the Index in South Korea, Mexico and Poland.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the financials, consumer discretionary and industrials sectors. It was underweight the materials, information technology, telecommunication services, energy, consumer staples and utilities sectors. Compared to the Index, the Fund was relatively neutral in the health care sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight Russia, Turkey, Brazil, Hungary, Taiwan, China, Peru and India relative to the Index at the end of the Reporting Period. It was underweight South Korea, Mexico, Chile, Indonesia, Poland, Thailand, the Philippines, Malaysia, Colombia, South Africa, Egypt and the Czech Republic. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Morocco.

FUND BASICS

Emerging Markets Equity Insights Fund

as of April 30, 2013

PERFORMANCE REVIEW

November 1, 2012–April 30, 2013	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]
Class A	9.93%	5.29%
Class C	9.31	5.29
Institutional	9.99	5.29
Class IR	9.97	5.29

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Standard Index (net, unhedged) (the “MSCI EMF Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2012, the MSCI EMF Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	-0.19%	0.64%	-1.90%	10/5/07
Class C	3.85	1.14	-1.53	10/5/07
Institutional	6.02	2.20	-0.48	10/5/07
Class IR	5.76	N/A	8.05	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.69%
Class C	2.33	2.46
Institutional	1.18	1.30
Class IR	1.33	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/13[5]
Holding	% of Total Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	4.6%	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.7	Semiconductors & Semiconductor Equipment	Taiwan
China Construction Bank Corp. Class H	3.0	Banks	China
China Mobile Ltd.	2.6	Telecommunication Services	Hong Kong
OAO Lukoil ADR	2.5	Energy	Russia
Vanguard FTSE Emerging Markets	2.5	Exchange Traded Fund	Other
Bank of China Ltd. Class H	2.4	Banks	China
Companhia de Bebidas das Americas Preference Shares ADR	1.9	Food, Beverage & Tobacco	Brazil
OTP Bank PLC	1.9	Banks	Hungary
Sberbank of Russia	1.9	Banks	Russia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets at April 30, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured International Equity Fund was renamed the Goldman Sachs International Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 15.85%, 15.27%, 15.37%, 15.93%, 15.75%, 15.94% and 15.66%, respectively. These returns compare to the 16.90% cumulative total return of the Fund’s benchmark, the MSCI® EAFE® Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our country/currency selection strategy detracted from the Fund’s relative performance during the Reporting Period. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to the Fund’s relative results.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy performed well largely because of our investment themes. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Our Momentum theme, which seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies, added most to relative returns. Valuation and Sentiment also enhanced relative performance. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

None of our investment themes detracted from the fund’s relative performance during the Reporting Period. Our Quality, Profitability and Management themes had a relatively neutral impact on relative results. Quality assesses both firm management and management quality. Profitability assesses whether a company is earning more than its cost of capital, while Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index.

The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a

PORTFOLIO RESULTS

basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection added to the Fund’s relative returns.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Investments in the financials, health care and materials sectors contributed positively to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in London-headquartered airline company easyJet, British financial services firm Barclays and Japan-based real estate company Tokyu Land. We adopted the overweight to easyJet and Tokyu Land because of our positive views on Momentum and Sentiment. The overweight in Barclays was the result of our positive views on Momentum and Valuation.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Security selection in the consumer discretionary, energy and information technology sectors detracted from relative returns during the Reporting Period. The Fund was hampered by overweighted positions in Petrofac, a U.K.-based provider of facilities services to the oil, gas and energy production and processing industries; Deutsche Bank, a German global banking and financial services firm; and Compagnie Generale des Etablissements Michelin, a France-based tire manufacturer. We chose to overweight Petrofac and Compagnie Generale des Etablissements Michelin because of our positive views on Profitability and Momentum. The overweight to Deutsche Bank was established because of our positive views on Valuation and Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy hurt the Fund’s relative performance during the Reporting Period. The Fund’s underweighted positions in Italy and Japan and its overweighted position in the U.K. detracted from returns. On the positive side, the Fund benefited from underweighted positions in Hong Kong and Spain and an overweighted position in Belgium.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment factors specific to our country/ currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to fundamentals and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we moved the Fund from an underweight relative to the Index in Japan to an overweighted position. We increased the Fund’s overweight in Norway and decreased its underweight in Australia. We also shifted the Fund from overweighted positions compared to the Index in Germany, Hong Kong and Sweden to underweighted positions.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, health care, consumer staples, financials, industrials and energy sectors relative to the Index. The Fund was underweight the materials, utilities, telecommunication services and information technology sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in the U.K., France, Japan, Norway, Belgium and the Netherlands. It was underweight in Australia, Hong Kong, Switzerland, Sweden, Germany, Spain, Finland, Italy, Singapore and Ireland. Compared to the Index, the Fund was relatively neutral in Denmark, Israel, New Zealand, Greece, Austria and Portugal at the end of the Reporting Period.

FUND BASICS

International Equity Insights Fund

as of April 30, 2013

PERFORMANCE REVIEW
November 1, 2012–April 30, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index[2]
Class A	15.85%	16.90%
Class B	15.27	16.90
Class C	15.37	16.90
Institutional	15.93	16.90
Service	15.75	16.90
Class IR	15.94	16.90
Class R	15.66	16.90

[1]The	net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]The	unmanaged MSCI Europe, Australasia, Far East (EAFE) (Net) Index (unhedged, with dividends reinvested) (the “Index”) is a market capitalization-weighted composite of securities in 22 developed markets (as of December 31, 2012). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.54%	-3.59%	8.08%	2.54%	8/15/97
Class B	3.51	-3.63	8.06	2.64	8/15/97
Class C	7.70	-3.21	7.93	2.27	8/15/97
Institutional	9.98	-2.10	9.16	3.44	8/15/97
Service	9.44	-2.58	8.63	2.94	8/15/97
Class IR	9.86	-2.24	N/A	-4.34	11/30/07
Class R	9.23	-2.70	N/A	-4.78	11/30/07

[3]The	Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The	returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	1.37%
Class B	2.04	2.12
Class C	2.04	2.12
Institutional	0.88	0.97
Service	1.38	1.47
Class IR	1.04	1.11
Class R	1.53	1.62

[4]The	expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/13[5]
Holding	% of Total Net Assets	Line of Business	Country
HSBC Holdings PLC	3.1%	Banks	United Kingdom
BASF SE	2.3	Materials	Germany
Swiss Re AG	2.3	Insurance	Switzerland
Royal Dutch Shell PLC Class A	2.2	Energy	Netherlands
Compagnie Generale des Etablissements Michelin Class B	2.1	Automobiles & Components	France
Daihatsu Motor Co. Ltd.	2.0	Automobiles & Components	Japan
Royal Dutch Shell PLC Class B	1.8	Energy	Netherlands
Sanofi	1.7	Pharmaceuticals, Biotechnology & Life Sciences	France
British American Tobacco PLC	1.6	Food, Beverage & Tobacco	United Kingdom
Bayer AG (Registered)	1.6	Pharmaceuticals, Biotechnology & Life Sciences	Germany

[5]The	top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2013

[6]The	Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 9.7% of the Fund’s net assets at April 30, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs International Small Cap

Insights Fund

Portfolio Management Discussion and Analysis

Effective after the close of business on May 3, 2013, the Goldman Sachs Structured International Small Cap Fund was renamed the Goldman Sachs International Small Cap Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 18.84%, 18.39%, 19.07% and 18.99%, respectively. These returns compare to the 18.08% cumulative total return of the Fund’s benchmark, the MSCI® EAFE® Small Cap Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

The Fund outperformed the Index during the Reporting Period largely because of our investment themes. Momentum was our best-performing theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation and Sentiment also contributed positively. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Quality and Profitability also added value, though to a lesser extent. Quality assesses both firm and management quality. Profitability assesses whether a company is earning more than its cost of capital.

The impact of our Management theme, which assesses the characteristics, policies and strategic decisions of company management, was relatively neutral during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks enhanced the Fund’s relative returns.

PORTFOLIO RESULTS

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the materials, industrials and health care sectors added to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in London-headquartered airline company easyJet; Japanese real estate company Tokyo Tatemono; and Japan-based holding company primarily engaged in securities businesses Tokai Tokyo Financial Holdings. We chose to overweight all three names because of our positive views on Momentum and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments in the consumer discretionary, information technology and utilities sectors detracted from the Fund’s relative results during the Reporting Period. The Fund was hurt by its overweighted positions in Debenhams, a U.K. retailer; Danieli & Co. Officine Meccaniche, an Italy-based company that engages in the design and construction of iron and steel plants; and Cabcharge Australia, a provider of taxi-related services. We adopted the overweight in Debenhams as a result of our positive views on Management and Momentum. The Fund was overweight Danieli & Co. Officine Meccaniche because of our positive views on Sentiment and Value. It was overweight Cabcharge Australia because of our positive views on Management and Quality.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from overweights in U.K. and Danish stocks relative to the Index as well as from an underweight in Japanese stocks. The Fund was hampered by its underweighted positions compared to the Index in the stocks of Ireland, the Netherlands and Switzerland. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings compared to the Index in France, Switzerland and Norway and to decrease the Fund’s relative weightings in Sweden, Austria and Finland.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials, consumer discretionary, health care and energy sectors relative to the Index. It was underweight the materials, information technology, consumer staples, utilities and telecommunication services sectors. Compared to the Index, the Fund was relatively neutral in the industrials sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight Italy, Denmark, France, Sweden, Norway and Australia relative to the Index. It was underweight Ireland, Switzerland, Greece, Finland, the Netherlands, Austria, New Zealand, Spain and Germany. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in the U.K., Hong Kong, Israel, Singapore, Portugal, Belgium and Japan.

FUND BASICS

International Small Cap Insights Fund

as of April 30, 2013

PERFORMANCE REVIEW
November 1, 2012–April 30, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE Small Cap Index[2]
Class A	18.84%	18.08%
Class C	18.39	18.08
Institutional	19.07	18.08
Class IR	18.99	18.08

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI EAFE Small Cap (Net) Index (unhedged and net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	8.15%	3.07%	0.20%	9/28/07
Class C	12.55	3.50	0.52	9/28/07
Institutional	14.76	4.63	1.64	9/28/07
Class IR	14.66	N/A	15.20	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.51%
Class C	2.05	2.26
Institutional	0.90	1.11
Class IR	1.05	1.26

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/13[5]
Holding	% of Total Net Assets	Line of Business	Country
Fred Olsen Energy ASA	1.1%	Energy	Norway
Topdanmark A/S	1.0	Insurance	Denmark
Daiichikosho Co. Ltd.	1.0	Media	Japan
easyJet PLC	0.9	Transportation	United Kingdom
William Hill PLC	0.8	Consumer Services	United Kingdom
Mondi PLC	0.8	Materials	United Kingdom
Kawasaki Kisen Kaisha Ltd.	0.7	Transportation	Japan
Tokyo Tatemono Co. Ltd.	0.7	Real Estate	Japan
Australian Infrastructure Fund	0.7	Transportation	Australia
GN Store Nord A/S	0.7	Health Care Equipment & Services	Denmark

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 6.1% of the Fund’s net assets at April 30, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 92.0%
Brazil – 9.9%
491,200	Arteris SA (Transportation)	$5,474,827
219,100	Banco Bradesco SA (Banks)	3,793,389
305,500	Banco Bradesco SA ADR (Banks)	5,068,245
405,600	Banco do Brasil SA (Banks)	5,094,454
981,600	CCR SA (Transportation)	9,704,385
650,400	CIA de Saneamento Basico do Estado de Sao Paulo ADR (Utilities)(a)	9,300,720
18,900	Companhia de Bebidas das Americas (Food, Beverage & Tobacco)	772,720
985,490	Duratex SA (Materials)	7,452,437
224,300	Grupo BTG Pactual (Diversified Financials)	3,725,347
24,300	M. Dias Branco SA (Food, Beverage & Tobacco)	1,080,945
198,800	Minerva SA (Food, Beverage & Tobacco)*	1,132,735
228,100	Multiplus SA (Commercial & Professional Services)	3,743,998
211,200	Petroleo Brasileiro SA ADR (Energy)	4,044,480
417,500	Porto Seguro SA (Insurance)	5,239,748

		65,628,430

Chile – 0.2%
111,881	Administradora de Fondos de Pensiones Provida SA (Diversified Financials)	774,460
180,476	AFP Habitat SA (Diversified Financials)	359,458
5,243	Banco de Credito e Inversiones (Banks)	376,289

		1,510,207

China – 12.1%
1,458,000	Agile Property Holdings Ltd. (Real Estate)	1,890,209
8,458,000	Air China Ltd. Class H (Transportation)	6,856,513
33,351,000	Bank of China Ltd. Class H (Banks)	15,626,090
336,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation)	233,426
3,381,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	3,245,045
23,811,000	China Construction Bank Corp. Class H (Banks)	19,984,824
3,289,500	China Merchants Bank Co. Ltd. Class H (Banks)	7,026,742
3,138,000	China Minsheng Banking Corp. Ltd. Class H (Banks)	4,036,984
1,372,000	China Railway Construction Corp. Ltd. Class H (Capital Goods)	1,387,032
1,354,000	China Southern Airlines Co. Ltd. Class H (Transportation)	714,173
3,648,000	CNOOC Ltd. (Energy)	6,832,960

Common Stocks – (continued)
China – (continued)
835,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	$3,628,056
2,604,400	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	4,726,026
594,000	Huaneng Power International, Inc. Class H (Utilities)	688,246
2,266,000	Lenovo Group Ltd. (Technology Hardware & Equipment)	2,072,893
1,920,000	Sino-Ocean Land Holdings Ltd. Class H (Real Estate)	1,267,471

		80,216,690

Colombia – 0.5%
63,349	Ecopetrol SA ADR (Energy)(a)	3,013,512

Hong Kong – 7.1%
1,587,000	China Mobile Ltd. (Telecommunication Services)	17,454,803
2,796,000	China Overseas Land & Investment Ltd. (Real Estate)	8,536,920
1,568,000	China Resources Power Holdings Co. Ltd. (Utilities)	5,134,123
250,000	COSCO Pacific Ltd. (Transportation)	332,126
1,154,000	Kunlun Energy Co. Ltd. (Energy)	2,261,577
3,356,500	KWG Property Holding Ltd. (Real Estate)	2,320,833
354,000	Lee & Man Paper Manufacturing Ltd. (Materials)	264,052
2,150,000	Shenzhen Investment Ltd. (Real Estate)	903,547
2,340,500	Shimao Property Holdings Ltd. (Real Estate)	5,051,197
956,000	Sino Biopharmaceutical (Pharmaceuticals, Biotechnology & Life Sciences)	659,664
13,204,000	Yuexiu Property Co. Ltd. (Real Estate)	3,914,354

		46,833,196

Hungary – 1.9%
614,820	OTP Bank PLC (Banks)	12,836,393

India – 7.9%
25,970	Asian Paints Ltd. (Materials)	2,259,795
36,792	Bajaj Auto Ltd. (Automobiles & Components)	1,285,934
58,196	Bajaj Holdings and Investment Ltd. (Diversified Financials)	962,314
475,909	Gitanjali Gems Ltd. (Consumer Durables & Apparel)	5,458,709
190,878	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,727,212
263,665	HCL Technologies Ltd. (Software & Services)	3,527,336

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
847,601	Indiabulls Financial Services Ltd. (Diversified Financials)	$4,276,157
634,185	Indian Bank (Banks)	2,010,926
112,054	ITC Ltd. (Food, Beverage & Tobacco)	684,703
178,490	Mahindra & Mahindra Ltd. (Automobiles & Components)	3,066,560
96,662	Oil & Natural Gas Corp. Ltd. (Energy)	587,249
788,454	Reliance Industries Ltd. (Energy)	11,550,500
223,377	Rural Electrification Corp. Ltd. (Diversified Financials)	931,694
419,831	Satyam Computer Services Ltd. (Software & Services)*	861,429
3,179	Shree Cement Ltd. (Materials)	266,032
40,800	Tata Consultancy Services Ltd. (Software & Services)	1,044,286
80,637	Tech Mahindra Ltd. (Software & Services)	1,432,950
35,343	United Spirits Ltd. (Food, Beverage & Tobacco)	1,450,424
76,620	Wockhardt Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	2,711,175
1,401,039	Zee Entertainment Enterprises Ltd. (Media)	6,092,271

		52,187,656

Indonesia – 1.5%
2,064,000	PT Bank Negara Indonesia (Persero) Tbk (Banks)	1,147,875
1,310,500	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	1,269,252
1,305,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	3,550,960
314,500	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)	370,644
1,672,000	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	1,265,535
2,911,000	PT Perusahaan Gas Negara Persero Tbk (Utilities)	1,872,433
190,000	PT Semen Indonesia (Persero) Tbk (Materials)	360,093

		9,836,792

Luxembourg – 0.1%
239,490	Brait SE (Diversified Financials)*	978,403

Malaysia – 2.7%
4,667,000	AMMB Holdings Berhad (Diversified Financials)	10,277,371
2,313,000	Genting Malaysia Berhad (Consumer Services)	2,861,137
640,200	IHH Healthcare Bhd (Health Care Equipment & Services)*	789,750
957,100	KLCC Property Holdings Berhad (Real Estate)	2,280,682

Common Stocks – (continued)
Malaysia – (continued)
409,500	Kulim Malaysia Berhad (Food, Beverage & Tobacco)	$481,844
733,000	Top Glove Corp. Berhad (Health Care Equipment & Services)	1,522,616

		18,213,400

Mexico – 3.5%
47,300	Arca Continental SAB de CV (Food, Beverage & Tobacco)	390,093
5,520	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	890,762
74,900	Controladora Comercial Mexicana SA de CV (Food & Staples Retailing)	289,180
20,470	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	1,184,804
72,010	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	8,937,161
129,900	Grupo Carso SAB de CV Series A-1 (Capital Goods)	741,488
30,300	Grupo Financiero Banorte SAB de CV Class O (Banks)	228,480
121,100	Grupo Modelo SAB de CV Series C (Food, Beverage & Tobacco)	1,101,861
319,400	Grupo Televisa SAB ADR (Media)	8,087,208
351,200	Kimberly-Clark de Mexico SAB de CV Class A (Household & Personal Products)	1,218,265

		23,069,302

Peru – 1.4%
62,000	Credicorp Ltd. (Banks)	9,336,580

Philippines – 0.2%
429,840	Universal Robina Corp. (Food, Beverage & Tobacco)	1,240,678

Poland – 0.5%
39,650	KGHM Polska Miedz SA (Materials)	1,865,566
207,028	PGE SA (Utilities)	1,075,919
155,597	Synthos SA (Materials)	232,091

		3,173,576

Russia – 8.6%
25,776	Mail.ru Group Ltd. GDR (Software & Services)	695,952
103,729	OAO Gazprom Neft ADR (Energy)(a)	2,119,273
263,443	OAO Lukoil ADR (Energy)	16,750,753
1,656,800	OAO Rosneft GDR (Energy)	11,363,222
42,242	OJSC Magnit GDR (Food & Staples Retailing)	2,158,581
263,640	OJSC MMC Norilsk Nickel ADR (Materials)	4,069,463
300,000	OJSC Mobile Telesystems ADR (Telecommunication Services)	6,210,000

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Russia – (continued)
89,378	Phosagro OAO GDR (Materials)	$1,265,480
3,921,910	Sberbank of Russia (Banks)	12,514,886

		57,147,610

South Africa – 6.2%
346,517	AVI Ltd. (Food, Beverage & Tobacco)	2,085,242
242,903	Liberty Holdings Ltd. (Insurance)	3,237,783
514,486	Mondi Ltd. (Materials)	6,920,933
243,969	MTN Group Ltd. (Telecommunication Services)	4,402,663
21,123	Naspers Ltd. (Media)	1,415,508
195,524	Netcare Ltd. (Health Care Equipment & Services)	444,496
270,061	Pick’n Pay Holdings Ltd. (Food & Staples Retailing)	534,193
2,080,835	Sanlam Ltd. (Insurance)	10,676,389
640,877	Super Group Ltd. (Retailing)*	1,721,908
831,576	Vodacom Group Ltd. (Telecommunication Services)	9,753,203

		41,192,318

South Korea – 8.5%
1,359	AmorePacific Group (Household & Personal Products)	516,004
26,210	Grand Korea Leisure Co. Ltd. (Consumer Services)	814,984
2,685	Hanmi Pharm Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	396,678
9,670	Hanwha Corp. (Materials)	274,109
36,990	Hanwha Life Insurance Co. Ltd. (Insurance)*	225,219
19,540	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	550,500
52,403	Hyundai Mobis (Automobiles & Components)	11,914,829
24,316	Hyundai Motor Co. (Automobiles & Components)	4,415,377
1,957	Hyundai Wia Corp. (Automobiles & Components)	252,895
73,700	Iljin Display Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,464,250
17,300	Korea Gas Corp. (Utilities)	1,110,823
197,460	Macquarie Korea Infrastructure Fund (Diversified Financials)	1,251,623
8,754	Modetour Network, Inc. (Consumer Services)	209,792
13,021	Paradise Co. Ltd. (Consumer Services)	270,458
22,041	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	30,483,153

Common Stocks – (continued)
South Korea – (continued)
5,651	Samsung Life Insurance Co. Ltd. (Insurance)	$557,013
16,714	Samyang Holdings Corp. (Food, Beverage & Tobacco)	1,421,245
43,550	Woori Finance Holdings Co. Ltd. (Banks)	471,563

		56,600,515

Taiwan – 12.5%
1,233,000	Asia Cement Corp. (Materials)	1,565,570
913,880	Asustek Computer, Inc. (Technology Hardware & Equipment)	10,644,283
703,000	Cathay Financial Holding Co. Ltd. (Insurance)	947,237
463,000	Cheng Shin Rubber Industry Co. Ltd. (Automobiles & Components)	1,570,376
14,000	Chicony Electronics Co. Ltd. (Technology Hardware & Equipment)	41,188
976,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	2,488,087
553,000	Chong Hong Construction Co. (Real Estate)	1,913,437
166,000	Farglory Land Development Co. Ltd. (Real Estate)	317,220
1,060,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	1,516,579
421,000	Grape King Industrial Co. (Household & Personal Products)	1,513,895
1,070,000	Huang Hsiang Construction Co. (Real Estate)	2,850,339
228,000	Makalot Industrial Co. Ltd. (Consumer Durables & Apparel)	966,255
2,296,505	Mega Financial Holding Co. Ltd. (Banks)	1,772,805
324,000	Novatek Microelectronics Corp. Ltd. (Semiconductors & Semiconductor Equipment)	1,584,066
4,703,000	Pou Chen Corp. (Consumer Durables & Apparel)	5,551,389
881,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	3,586,120
628,000	Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	656,147
14,433,000	Taishin Financial Holding Co. Ltd. (Banks)	6,271,158
1,287,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	24,555,960

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
4,494,190	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	$8,855,797
3,331,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	3,638,500

		82,806,408

Thailand – 1.8%
43,100	Airports of Thailand PCL (Transportation)	212,250
6,293,500	CP ALL PCL (Food & Staples Retailing)	9,442,585
139,300	Ratchaburi Electricity Generating Holding PCL (Utilities)	281,490
899,000	Supalai PCL (Real Estate)	629,027
361,100	Thai Oil PCL (Energy)	814,020
426,600	Tisco Financial Group PCL (Banks)	873,290

		12,252,662

Turkey – 4.9%
17,044	Coca-Cola Icecek AS (Food, Beverage & Tobacco)	475,986
233,823	Dogus Otomotiv Servis ve Ticaret AS (Retailing)	1,490,587
2,536,348	Turk Hava Yollari (Transportation)*	10,567,712
3,212,786	Turkiye Is Bankasi Class C (Banks)	12,427,033
911,277	Turkiye Sinai Kalkinma Bankasi AS (Banks)	1,313,389
1,149,500	Turkiye Vakiflar Bankasi T.A.O Class D (Banks)	4,113,315
249,251	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	2,134,153
25,750	Yazicilar Holding AS Class A (Capital Goods)	307,710

		32,829,885

TOTAL COMMON STOCKS
(Cost $551,455,875)		$610,904,213

Preferred Stocks – 5.1%
Brazil – 4.4%
306,900	Companhia de Bebidas das Americas Preference Shares ADR (Food, Beverage & Tobacco)	12,895,938
204,600	Itausa – Investimentos Itau SA Preference Shares (Banks)	1,020,571
1,388,900	Klabin SA Preference Shares (Materials)	9,454,864
596,200	Petroleo Brasileiro SA Preference Shares (Energy)	5,986,584

		29,357,957

Preferred Stocks – (continued)
Chile – 0.1%
69,284	Coca-Cola Embonor SA Preference Shares Class B (Food, Beverage & Tobacco)	$216,260
41,149	Embotelladora Andina SA Preference Shares Class B (Food, Beverage & Tobacco)	279,598

		495,858

Russia – 0.1%
1,072,584	OJSC Surgutneftegas Preference Shares (Energy)	758,237
87,900	Sberbank of Russia Preference Shares (Banks)	204,558

		962,795

South Korea – 0.5%
8,163	Hyundai Motor Co. Preference Shares (Automobiles & Components)	616,185
3,014	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	2,388,373

		3,004,558

TOTAL PREFERRED STOCKS
(Cost $30,935,752)		$33,821,168

Exchange Traded Fund – 2.4%
Other – 2.4%
372,903	Vanguard FTSE Emerging Markets	$16,318,235
(Cost $16,108,918)

Units	Description	Expiration Month	Value
Right – 0.0%
Thailand – 0.0%
42,660	Tisco Financial Group PCL (Banks)*	06/13	$52,445
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $598,500,545)			$661,096,061

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 1.0%
Goldman Sachs Financial Square Money Market Fund – FST Shares
6,410,410	0.109%	$6,410,410
(Cost $6,410,410)

TOTAL INVESTMENTS – 100.5%
(Cost $604,910,955)		$667,506,471

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(3,483,987)

NET ASSETS – 100.0%		$664,022,484

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2013.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%
Australia – 5.3%
755,310	Arrium Ltd. (Materials)	$667,850
7,040	Australia & New Zealand Banking Group Ltd. (Banks)	232,652
1,267,390	Australian Infrastructure Fund (Transportation)	4,138,795
325,464	AWE Ltd. (Energy)*	435,872
65,717	BHP Billiton Ltd. (Materials)	2,209,337
286,394	BlueScope Steel Ltd. (Materials)*	1,474,708
119,827	Commonwealth Bank of Australia (Banks)	9,133,322
71,856	David Jones Ltd. (Retailing)	222,109
142,664	DuluxGroup Ltd. (Materials)	694,452
768,728	Fortescue Metals Group Ltd. (Materials)	2,808,087
590,109	Insurance Australia Group Ltd. (Insurance)	3,562,836
87,973	Macquarie Group Ltd. (Diversified Financials)	3,578,894
132,498	NIB Holdings Ltd. (Insurance)	323,263
84,944	Primary Health Care Ltd. (Health Care Equipment & Services)	464,247
111,665	Ramsay Health Care Ltd. (Health Care Equipment & Services)	3,707,979
53,930	RCR Tomlinson Ltd. (Capital Goods)	126,425
125,428	Skilled Group Ltd. (Commercial & Professional Services)	370,933
65,717	Tatts Group Ltd. (Consumer Services)	222,860
1,247,317	Westfield Retail Trust (REIT)	4,264,950
266,154	Westpac Banking Corp. (Banks)	9,336,688
37,916	Woodside Petroleum Ltd. (Energy)	1,479,244
199,681	Woolworths Ltd. (Food & Staples Retailing)	7,541,800

		56,997,303

Austria – 0.2%
53,879	Raiffeisen Bank International AG (Banks)(a)	1,901,932

Belgium – 1.5%
109,845	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	10,552,872
16,451	Delhaize Group SA (Food & Staples Retailing)	1,029,395
10,592	Groupe Bruxelles Lambert SA (Diversified Financials)(a)	819,806
96,682	KBC Groep NV (Banks)	3,784,224

		16,186,297

Bermuda – 0.3%
207,277	Catlin Group Ltd. (Insurance)	1,694,402
119,267	Hiscox Ltd. (Insurance)	1,039,594
72,292	Hiscox Ltd. Class B (Insurance)*	56,148

		2,790,144

Common Stocks – (continued)
China – 0.0%
471,000	China Minzhong Food Corp. Ltd. (Food, Beverage & Tobacco)*	$383,854

Denmark – 1.3%
55,011	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	9,683,302
51,489	Pandora A/S (Consumer Durables & Apparel)(a)	1,575,429
91,803	Topdanmark A/S (Insurance)*	2,356,642

		13,615,373

Finland – 0.2%
73,718	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,118,491

France – 11.8%
195,988	AXA SA (Insurance)	3,670,193
237,310	BNP Paribas SA (Banks)	13,231,909
268,411	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	22,697,349
199,108	Danone SA (Food, Beverage & Tobacco)(a)	15,185,599
4,807	Euler Hermes SA (Insurance)	459,656
42,344	Fonciere Des Regions (REIT)(a)	3,378,530
41,812	JCDecaux SA (Media)	1,150,373
353,192	Legrand SA (Capital Goods)	16,482,965
6,476	Plastic Omnium SA (Automobiles & Components)	316,459
16,792	PPR (Retailing)	3,698,789
165,791	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	17,924,591
20,568	SCOR SE (Insurance)(a)	624,232
264,531	Total SA (Energy)	13,315,714
285,071	Vinci SA (Capital Goods)	13,742,374

		125,878,733

Germany – 6.4%
263,872	BASF SE (Materials)(a)	24,701,732
160,873	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	16,818,708
257,035	Commerzbank AG (Banks)*	3,469,153
45,417	Continental AG (Automobiles & Components)*	5,402,254
50,426	Freenet AG (Telecommunication Services)	1,257,258
16,781	Gildemeister AG (Capital Goods)(a)	379,469
6,422	Hannover Rueckversicherung SE (Registered) (Insurance)(a)	543,340
5,874	Henkel AG & Co. KGaA (Household & Personal Products)	460,425
45,440	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)(a)	6,922,629

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
95,025	SAP AG (Software & Services)	$7,575,578
28,789	SMA Solar Technology AG (Semiconductors & Semiconductor Equipment)(a)	715,370

		68,245,916

Hong Kong – 0.8%
286,800	AIA Group Ltd. (Insurance)	1,275,818
139,000	CLP Holdings Ltd. (Utilities)	1,226,037
32,000	First Pacific Co. Ltd. (Diversified Financials)	44,319
26,500	Hang Seng Bank Ltd. (Banks)	443,887
63,000	Hutchison Whampoa Ltd. (Capital Goods)	685,391
9,500	Jardine Strategic Holdings Ltd. (Capital Goods)	370,969
509,200	MGM China Holdings Ltd. (Consumer Services)	1,202,011
231,000	Noble Group Ltd. (Capital Goods)	211,894
65,000	Swire Pacific Ltd. Class B (Real Estate)	156,826
48,858	The Link REIT (REIT)	276,966
462,000	Wheelock & Co. Ltd. (Real Estate)	2,574,509

		8,468,627

Ireland – 0.2%
489,992	Beazley PLC (Insurance)	1,711,743

Israel – 0.5%
126,341	Bank Hapoalim B.M. (Banks)*	587,708
73,787	Bank Leumi Le-Israel BM (Banks)*	262,270
62,938	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	91,418
924	Delek Group Ltd. (Energy)	243,615
44,003	Israel Chemicals Ltd. (Materials)	524,362
3,649	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	191,161
27,593	Mizrahi Tefahot Bank Ltd. (Banks)*	282,290
305	NICE Systems Ltd. ADR (Software & Services)*	10,818
79,462	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,042,600
109	The Israel Corp. Ltd. (Materials)*	70,190

		5,306,432

Italy – 1.6%
13,235	Eni SpA (Energy)	315,872
290,472	Impregilo SpA (Capital Goods)(a)	1,527,039
4,521,289	Intesa Sanpaolo SpA (Banks)	8,211,192
1,520,696	Intesa Sanpaolo SpA RSP (Banks)	2,386,492
358,007	Iride SpA (Utilities)	365,663

Common Stocks – (continued)
Italy – (continued)
128,053	Lottomatica Group SpA (Consumer Services)	$3,266,788
44,059	Yoox SpA (Retailing)*	827,208

		16,900,254

Japan – 24.6%
1,762	Accordia Golf Co. Ltd. (Consumer Services)	2,000,856
22,900	Aisin Seiki Co. Ltd. (Automobiles & Components)	826,617
542,000	Aozora Bank Ltd. (Banks)	1,698,140
498,000	Asahi Glass Co. Ltd. (Capital Goods)	3,912,894
37,600	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	935,021
36,800	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,144,891
24,300	Azbil Corp. (Technology Hardware & Equipment)	524,712
855	Bic Camera, Inc. (Retailing)(a)	374,604
3,500	Canon, Inc. (Technology Hardware & Equipment)	125,876
24,300	Capcom Co. Ltd. (Software & Services)	399,150
36,000	Central Japan Railway Co. (Transportation)	4,341,720
97,100	Chubu Electric Power Co., Inc. (Utilities)	1,257,061
17,800	Cocokara fine, Inc. (Food & Staples Retailing)	672,969
97,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	949,790
1,062,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	21,066,641
277,500	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,429,765
50,700	Daito Trust Construction Co. Ltd. (Real Estate)	4,915,925
523,000	Daiwa Securities Group, Inc. (Diversified Financials)	4,640,397
8,800	Dena Co. Ltd. (Software & Services)	250,678
877,000	DIC Corp. (Materials)	1,963,194
20,300	East Japan Railway Co. (Transportation)	1,713,660
114,900	EDION Corp. (Retailing)	538,131
17,200	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	784,908
78,900	FamilyMart Co. Ltd. (Food & Staples Retailing)	3,605,772
95,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	1,793,171
181	Fuji Media Holdings, Inc. (Media)	393,409

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
10,500	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	$215,707
1,293,000	Fujitsu Ltd. (Technology Hardware & Equipment)	5,430,702
73,000	Fukuyama Transporting Co. Ltd. (Transportation)	407,641
6,000	HIS Co. Ltd. (Consumer Services)	258,786
4,900	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	288,114
221,000	Hitachi Ltd. (Technology Hardware & Equipment)	1,412,377
20,600	Hokkaido Electric Power Co., Inc. (Utilities)*	261,388
51,200	Hokuriku Electric Power Co. (Utilities)	755,115
7,900	Idemitsu Kosan Co. Ltd. (Energy)	668,340
614	Inpex Corp. (Energy)	2,971,336
882,000	Isuzu Motors Ltd. (Automobiles & Components)	5,877,942
186,600	IT Holdings Corp. (Software & Services)	2,801,194
100,500	Japan Airlines Co. Ltd. (Transportation)	5,103,488
379	Japan Prime Realty Investment Corp. (REIT)	1,392,727
12	Japan Real Estate Investment Corp. (REIT)	161,201
64,900	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	2,453,300
289,800	JTEKT Corp. (Capital Goods)	2,954,904
23,000	Kaneka Corp. (Materials)	138,555
2,859,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	6,290,761
69,000	KDDI Corp. (Telecommunication Services)	3,318,026
623,500	Konica Minolta, Inc. (Technology Hardware & Equipment)	4,404,944
62,800	Kyokuto Securities Co. Ltd. (Diversified Financials)	1,180,523
34,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	417,332
6,800	LIXIL Group Corp. (Capital Goods)	152,873
779,000	Marubeni Corp. (Capital Goods)	5,591,854
22,200	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	635,477
13,200	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	595,901
9,700	Ministop Co. Ltd. (Food & Staples Retailing)	167,252
2,600	Miraca Holdings, Inc. (Health Care Equipment & Services)	129,654
41,000	Mito Securities Co. Ltd. (Diversified Financials)	251,829

Common Stocks – (continued)
Japan – (continued)
566,500	Mitsubishi Chemical Holdings Corp. (Materials)	$2,762,891
27,900	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	424,396
1,544,100	Mitsubishi UFJ Financial Group, Inc. (Banks)	10,476,479
106,500	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	601,576
40,200	Mitsui & Co. Ltd. (Capital Goods)	553,822
2,628,200	Mizuho Financial Group, Inc. (Banks)	5,783,243
25,700	Moshi Moshi Hotline, Inc. (Commercial & Professional Services)	380,630
9,700	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	176,796
82,300	NET One Systems Co. Ltd. (Software & Services)	721,923
10,000	Nihon Parkerizing Co. Ltd. (Materials)	203,692
4,200	Nintendo Co. Ltd. (Software & Services)	463,565
88,000	Nippon Shokubai Co. Ltd. (Materials)	865,823
81,700	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	158,550
57,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,879,376
377,000	Nomura Holdings, Inc. (Diversified Financials)	3,081,109
171,700	Nomura Real Estate Holdings, Inc. (Real Estate)	4,615,955
64	Nomura Real Estate Office Fund, Inc. (REIT)	408,927
182	NOVARESE, Inc. (Consumer Services)	138,453
51	NTT Data Corp. (Software & Services)	161,470
1,135	NTT DoCoMo, Inc. (Telecommunication Services)	1,879,444
93,000	OKK Corp. (Capital Goods)	184,490
3,400	Oriental Land Co. Ltd. (Consumer Services)	549,680
511,200	ORIX Corp. (Diversified Financials)	7,844,011
1,600	Otsuka Corp. (Software & Services)	165,863
197,900	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,136,729
13,100	Parco Co. Ltd. (Retailing)	171,733
108,000	Rengo Co. Ltd. (Materials)	522,876
25,600	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	905,001
103,300	Round One Corp. (Consumer Services)	865,851

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
14,300	Sankyo Co. Ltd. (Consumer Durables & Apparel)	$651,758
4,800	SCSK Corp. (Software & Services)	106,963
28,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	352,591
12,000	Sekisui House Ltd. (Consumer Durables & Apparel)	179,872
71,200	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	2,738,791
23,100	Shikoku Electric Power Co., Inc. (Utilities)*	418,730
18,100	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	184,567
97,500	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,398,203
46,900	Showa Corp. (Automobiles & Components)	680,875
82,700	Softbank Corp. (Telecommunication Services)	4,101,419
50,000	Sumikin Bussan Corp. (Capital Goods)	163,378
598,200	Sumitomo Corp. (Capital Goods)	7,488,887
904,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	4,025,281
22,000	Sumitomo Metal Mining Co. Ltd. (Materials)	307,985
198,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	9,382,570
1,085,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	5,452,677
121,300	T&D Holdings, Inc. (Insurance)	1,412,932
43,000	Taikisha Ltd. (Capital Goods)	974,460
88,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,853,316
56,200	TDK Corp. (Technology Hardware & Equipment)	2,055,049
67,400	The Chugoku Electric Power Co., Inc. (Utilities)	967,419
33,700	The Kansai Electric Power Co., Inc. (Utilities)*	411,724
25,300	Tokai Rika Co. Ltd. (Automobiles & Components)	512,637
40,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	363,761
402,000	Toko, Inc. (Technology Hardware & Equipment)*(a)	1,190,967
76,600	Tokyo Ohka Kogyo Co. Ltd. (Materials)	1,660,444
175,000	Tokyo Tatemono Co. Ltd. (Real Estate)	1,621,907
194,000	Tokyu Land Corp. (Real Estate)	2,385,244
31,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	183,180

Common Stocks – (continued)
Japan – (continued)
3,900	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$193,477
217,300	Toyota Motor Corp. (Automobiles & Components)	12,611,626
28,300	TSI Holdings Co. Ltd. (Consumer Durables & Apparel)	208,862
50,900	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	1,663,193
1,400	Tsuruha Holdings, Inc. (Food & Staples Retailing)	136,425
4,600	Unipres Corp. (Automobiles & Components)	102,382
21,200	UNY Group Holdings Co., Ltd. (Food & Staples Retailing)	150,881
16,500	Ushio, Inc. (Capital Goods)	168,121
217,900	West Japan Railway Co. (Transportation)	10,542,509

		262,038,612

Luxembourg – 0.2%
75,570	SES SA FDR (Media)	2,356,946

Netherlands – 6.7%
86,411	Heineken Holding NV (Food, Beverage & Tobacco)(a)	5,206,882
22,551	Heineken NV (Food, Beverage & Tobacco)(a)	1,596,041
627,393	Koninklijke Ahold NV (Food & Staples Retailing)	9,911,057
133,795	Koninklijke Philips Electronics NV (Capital Goods)(a)	3,703,185
49,805	Randstad Holding NV (Commercial & Professional Services)	2,076,090
687,467	Royal Dutch Shell PLC Class A (Energy)	23,383,191
558,944	Royal Dutch Shell PLC Class B (Energy)	19,606,325
136,854	Unilever NV CVA (Food, Beverage & Tobacco)	5,831,531

		71,314,302

New Zealand – 0.1%
174,185	Fletcher Building Ltd. (Materials)	1,321,448

Norway – 3.0%
648,266	DNB ASA (Banks)*(a)	10,615,692
271,741	Gjensidige Forsikring ASA (Insurance)(a)	4,382,348
219,665	Orkla ASA (Food, Beverage & Tobacco)	1,980,789
432,121	Statoil ASA (Energy)	10,578,915
180,883	Telenor ASA (Telecommunication Services)	4,076,188

		31,633,932

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – 1.3%
38,000	CapitaCommercial Trust (REIT)	$52,911
436,000	Cityspring Infrastructure Trust (Utilities)	175,289
226,120	DBS Group Holdings Ltd. (Banks)	3,084,564
400,000	Frasers Commercial Trust (REIT)	506,792
32,000	Hong Leong Asia Ltd. (Capital Goods)	42,317
183,000	Hutchison Port Holdings Trust Class U (Transportation)	152,157
29,523	Jardine Cycle & Carriage Ltd. (Retailing)	1,170,130
260,000	K1 Ventures Ltd. (Diversified Financials)	33,986
99,000	Keppel Corp. Ltd. (Capital Goods)	863,552
31,800	Keppel REIT (REIT)	39,027
349,000	Lippo Malls Indonesia Retail Trust (REIT)	148,983
81,000	Mapletree Logistics Trust (REIT)	86,160
98,000	Singapore Airlines Ltd. (Transportation)	884,950
524,780	Singapore Telecommunications Ltd. (Telecommunication Services)	1,676,307
22,000	United Engineers Ltd. (Capital Goods)	56,164
126,000	United Overseas Bank Ltd. (Banks)	2,189,539
340,000	UOL Group Ltd. (Real Estate)	1,974,083
77,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	209,017
257,000	Wing Tai Holdings Ltd. (Real Estate)	455,274

		13,801,202

Spain – 1.7%
151,069	Amadeus IT Holding SA Class A (Software & Services)	4,457,530
45,982	Enagas SA (Utilities)	1,224,551
379,328	Ferrovial SA (Capital Goods)	6,275,015
42,574	Inditex SA (Retailing)	5,713,663

		17,670,759

Sweden – 1.2%
28,945	Hexpol AB (Materials)	1,632,080
48,139	Investor AB Class B (Diversified Financials)	1,427,651
8,620	Modern Times Group AB Class B (Media)	369,971
235,342	Nordea Bank AB (Banks)	2,831,877
208,204	Swedbank AB Class A (Banks)	5,126,745
111,877	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,391,344

		12,779,668

Switzerland – 6.8%
84,442	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	5,170,245

Common Stocks – (continued)
Switzerland – (continued)
584	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	$377,072
44,999	Geberit AG (Registered) (Capital Goods)*	10,996,959
95	Lindt & Spruengli AG (Food, Beverage & Tobacco)	367,994
193,662	Nestle SA (Registered) (Food, Beverage & Tobacco)	13,810,523
91,769	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,793,437
243,525	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	2,818,897
3,002	Partners Group Holding AG (Diversified Financials)	770,208
26,786	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	6,705,624
301,281	Swiss Re AG (Insurance)*	23,976,421
2,354	Swisscom AG (Registered) (Telecommunication Services)	1,108,780

		72,896,160

United Kingdom – 21.0%
996,064	Aberdeen Asset Management PLC (Diversified Financials)	6,952,834
216,661	AMEC PLC (Energy)	3,415,428
241,502	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	3,756,301
144,930	Ashmore Group PLC (Diversified Financials)	900,120
144,072	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	7,480,364
1,105,752	Barclays PLC (Banks)	4,934,395
308,742	Barratt Developments PLC (Consumer Durables & Apparel)*	1,494,564
67,211	Berendsen PLC (Commercial & Professional Services)	807,679
29,963	BG Group PLC (Energy)	505,816
500,526	BHP Billiton PLC (Materials)	14,081,193
16,159	BP PLC (Energy)	117,091
91,579	BP PLC ADR (Energy)	3,992,844
306,883	British American Tobacco PLC (Food, Beverage & Tobacco)	17,012,139
268,943	British Sky Broadcasting Group PLC (Media)	3,524,685
919,206	Cable & Wireless Communications PLC (Telecommunication Services)	605,152
781,517	Centrica PLC (Utilities)	4,507,598
27,016	Croda International PLC (Materials)	1,041,454
39,369	CSR PLC (Semiconductors & Semiconductor Equipment)	301,883
281,053	Devro PLC (Food, Beverage & Tobacco)	1,443,602

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
424,869	Diageo PLC (Food, Beverage & Tobacco)	$12,974,478
408,454	easyJet PLC (Transportation)	7,102,809
106,744	Elementis PLC (Materials)	438,223
803,542	Firstgroup PLC (Transportation)	2,638,768
152,911	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	7,896,324
40,748	Great Portland Estates PLC (REIT)	337,086
350,468	Hammerson PLC (REIT)	2,831,940
3,008,996	HSBC Holdings PLC (Banks)	32,954,494
243,503	IG Group Holdings PLC (Diversified Financials)	2,039,524
103,735	IMI PLC (Capital Goods)	1,999,612
123,327	Inmarsat PLC (Telecommunication Services)	1,386,235
33,758	InterContinental Hotels Group PLC (Consumer Services)	997,418
187,242	Intermediate Capital Group PLC (Diversified Financials)	1,230,930
29,100	Keller Group PLC (Capital Goods)	388,392
915,526	Ladbrokes PLC (Consumer Services)	2,695,807
3,918,255	Lloyds Banking Group PLC (Banks)*	3,328,530
62,968	London Stock Exchange Group PLC (Diversified Financials)	1,313,926
222,937	Mondi PLC (Materials)	2,962,720
240,963	National Grid PLC (Utilities)	3,071,606
52,732	Next PLC (Retailing)	3,574,514
31,165	Petrofac Ltd. (Energy)	655,027
211,717	Rexam PLC (Materials)	1,699,973
20,292	Rotork PLC (Capital Goods)	918,036
132,043	SIG PLC (Capital Goods)	332,809
212,442	Standard Chartered PLC (Banks)	5,346,616
231,717	TalkTalk Telecom Group PLC (Telecommunication Services)	902,364
395,478	Tate & Lyle PLC (Food, Beverage & Tobacco)	5,190,049
124,955	Tetragon Financial Group Ltd. (Diversified Financials)(a)	1,368,257
781,174	TUI Travel PLC (Consumer Services)	3,819,371
113,922	Tullow Oil PLC (Energy)	1,775,785
320,342	Unilever PLC (Food, Beverage & Tobacco)	13,879,373
29,646	Victrex PLC (Materials)	739,633
256,413	Vodafone Group PLC (Telecommunication Services)	782,392
282,037	Vodafone Group PLC ADR (Telecommunication Services)(b)	8,627,512
53,999	WH Smith PLC (Retailing)(a)	621,489
20,342	Whitbread PLC (Consumer Services)	808,660

Common Stocks – (continued)
United Kingdom – (continued)
1,156,965	William Hill PLC (Consumer Services)	$7,666,515

		224,172,339

TOTAL COMMON STOCKS
(Cost $931,486,427)		$1,030,490,467

Preferred Stocks – 0.2%
Germany – 0.2%
15,915	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	$1,502,486
35,802	ProSiebenSat.1 Media AG Preference Shares (Media)	1,366,482

TOTAL PREFERRED STOCKS
(Cost $2,541,831)		$2,868,968

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $934,028,258)		$1,033,359,435

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 9.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
102,847,510	0.109%	$102,847,510
(Cost $102,847,510)

TOTAL INVESTMENTS – 106.6%
(Cost $1,036,875,768)		$1,136,206,945

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.6)%		(70,623,460)

NET ASSETS – 100.0%		$1,065,583,485

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust
RSP	—Risparmio Shares

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	293	June 2013	$10,298,773	$41,565
FTSE 100 Index	48	June 2013	4,759,589	23,067
Hang Seng Index	3	May 2013	436,925	2,735
MSCI Singapore Index	4	May 2013	246,943	2,769
SPI 200 Index	13	June 2013	1,741,241	65,917
TSE TOPIX Index	38	June 2013	4,549,008	483,493
TOTAL				$619,546

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 92.1%
Australia – 7.9%
70,156	Adelaide Brighton Ltd. (Materials)	$247,554
48,282	Amcom Telecommunications Ltd. (Telecommunication Services)	101,194
377,163	Ardent Leisure Group (Real Estate)	602,026
1,386,424	Arrium Ltd. (Materials)	1,225,885
204,960	Aurora Oil & Gas Ltd. (Energy)*	649,630
719,668	Australian Infrastructure Fund (Transportation)	2,350,151
175,673	Automotive Holdings Group Ltd. (Retailing)	741,618
849,485	AWE Ltd. (Energy)*	1,137,658
25,550	BC Iron Ltd. (Materials)	91,320
449,256	Beach Energy Ltd. (Energy)	634,607
279,099	BlueScope Steel Ltd. (Materials)*	1,437,144
137,945	Bradken Ltd. (Capital Goods)	736,271
28,736	BWP Trust (REIT)	72,071
113,276	Cabcharge Australia Ltd. (Commercial & Professional Services)	561,428
100,036	Challenger Ltd. (Diversified Financials)	436,164
276,613	Charter Hall Group (REIT)	1,220,730
38,032	Clough Ltd. (Capital Goods)	46,525
695,149	Commonwealth Property Office Fund (REIT)	835,349
371,286	David Jones Ltd. (Retailing)	1,147,657
139,367	DuluxGroup Ltd. (Materials)	678,403
84,410	Envestra Ltd. (Utilities)	91,796
37,780	Forge Group Ltd. (Capital Goods)	226,673
66,219	iiNET Ltd. (Telecommunication Services)	423,638
57,560	Imdex Ltd. (Materials)	58,958
98,733	Investa Office Fund (REIT)	335,776
77,822	IOOF Holdings Ltd. (Diversified Financials)	711,791
47,220	JB Hi-Fi Ltd. (Retailing)(a)	783,974
20,659	Karoon Gas Australia Ltd. (Energy)*	89,558
29,598	Linc Energy Ltd. (Energy)*	59,043
51,936	M2 Telecommunications Group Ltd. (Telecommunication Services)	303,483
6,819	McMillan Shakespeare Ltd. (Commercial & Professional Services)	107,907
8,732	Monadelphous Group Ltd. (Capital Goods)	189,742
39,804	Myer Holdings Ltd. (Retailing)	132,570
240,898	NRW Holdings Ltd. (Capital Goods)	325,163
7,019	Perpetual Ltd. (Diversified Financials)	299,950
40,603	Premier Investments Ltd. (Retailing)	364,138
267,665	Primary Health Care Ltd. (Health Care Equipment & Services)	1,462,876
35,598	Regis Resources Ltd. (Materials)*	140,567
244,701	Roc Oil Co. Ltd. (Energy)*	115,689
106,494	Shopping Centres Australasia Property Group (REIT)*	178,852
596,373	Skilled Group Ltd. (Commercial & Professional Services)	1,763,678

Common Stocks – (continued)
Australia – (continued)
30,887	Southern Cross Media Group Ltd. (Media)	$49,821
782,315	Spark Infrastructure Group (Utilities)	1,452,007
161,436	STW Communications Group Ltd. (Media)	242,838
46,685	Super Retail Group Ltd. (Retailing)	637,534
59,512	Tassal Group Ltd. (Food, Beverage & Tobacco)	132,647
40,671	Thorn Group Ltd. (Retailing)	85,216
406,631	UXC Ltd. (Software & Services)	499,382

		26,218,652

Austria – 0.2%
1,882	Flughafen Wien AG (Transportation)*	116,591
9,639	Oesterreichische Post AG (Transportation)(a)	427,433
33,384	S IMMO AG (Real Estate)	208,834

		752,858

Belgium – 1.1%
84,353	Ablynx NV (Pharmaceuticals, Biotechnology & Life Sciences)*	710,968
3,179	Ackermans & van Haaren NV (Diversified Financials)	270,474
2,722	Barco NV (Technology Hardware & Equipment)	242,381
18,001	Compagnie Maritime Belge SA (Transportation)	354,567
32,726	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	855,392
2,353	Gimv NV (Diversified Financials)	121,101
6,856	Kinepolis Group NV (Media)	893,843
13,224	Melexis NV (Semiconductors & Semiconductor Equipment)	268,719

		3,717,445

Bermuda – 0.8%
247,295	Catlin Group Ltd. (Insurance)	2,021,532
81,492	Hiscox Ltd. (Insurance)	710,328
9,689	Hiscox Ltd. Class B (Insurance)*	7,525

		2,739,385

China – 0.3%
13,500	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	66,081
380,000	China Minzhong Food Corp. Ltd. (Food, Beverage & Tobacco)*	309,691
1,272,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	491,841
205,000	Sateri Holdings Ltd. (Materials)	48,301
93,000	SITC International Holdings Co. Ltd. (Transportation)	34,202

		950,116

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Denmark – 2.8%
6,482	Bavarian Nordic A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	$78,540
128,472	GN Store Nord A/S (Health Care Equipment & Services)	2,349,663
50,482	Pandora A/S (Consumer Durables & Apparel)(a)	1,544,617
2,351	Rockwool International A/S Class B (Capital Goods)(a)	311,126
13,309	Royal UNIBREW A/S (Food, Beverage & Tobacco)(a)	1,205,461
14,252	Schouw & Co. A/S (Capital Goods)	471,976
130,612	Topdanmark A/S (Insurance)*	3,352,895

		9,314,278

Finland – 0.7%
30,972	Cramo OYJ (Capital Goods)	408,863
20,957	Huhtamaki OYJ (Materials)(a)	392,849
79,987	Ramirent OYJ (Capital Goods)	793,480
60,580	Sponda OYJ (Real Estate)	323,314
17,842	Tieto OYJ (Software & Services)	382,667

		2,301,173

France – 4.4%
191,800	Air France-KLM (Transportation)*(a)	1,942,792
5,100	Altamir Amboise (Diversified Financials)*	60,005
47,404	Assystem (Commercial & Professional Services)	1,007,599
12,036	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	682,060
20,806	Cegid Group (Software & Services)	423,337
8,101	Ciments Francais SA (Materials)	442,641
14,186	Club Mediterranee SA (Consumer Services)*	241,105
1,648	Eiffage SA (Capital Goods)	73,086
19,706	Etablissements Maurel et Prom (Energy)	335,848
15,171	Euler Hermes SA (Insurance)	1,450,683
31,803	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,138,127
58,864	M6 Metropole Television SA (Media)	986,305
81,147	Maurel & Prom Nigeria SA (Energy)*	377,551
33,222	Medica SA (Health Care Equipment & Services)	615,268
39,128	Mercialys SA (REIT)	872,970
8,294	Parrot SA (Technology Hardware & Equipment)*	212,624
25,464	Plastic Omnium SA (Automobiles & Components)(a)	1,244,335
5,977	Rallye SA (Food & Staples Retailing)	236,657
2,801	Sa des Ciments Vicat (Materials)	165,995
17,722	Saft Groupe SA (Capital Goods)	436,096
12,283	Societe de la Tour Eiffel (REIT)	812,040
36,684	Societe Television Francaise 1 (Media)	387,588

Common Stocks – (continued)
France – (continued)
45,265	Technicolor SA (Registered) (Media)*	$188,662
9,412	Teleperformance (Commercial & Professional Services)	413,926

		14,747,300

Germany – 4.6%
4,094	Aurelius AG (Diversified Financials)	318,456
128,982	Borussia Dortmund GmbH & Co. KGaA (Media)	556,765
13,983	CENTROTEC Sustainable AG (Capital Goods)	290,001
16,402	CropEnergies AG (Energy)	126,364
4,204	Delticom AG (Retailing)	206,782
34,450	Deutsche Beteiligungs AG (Diversified Financials)	837,230
30,238	Freenet AG (Telecommunication Services)	753,916
8,581	Fuchs Petrolub AG (Materials)	653,907
41,065	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,346,382
38,099	Gildemeister AG (Capital Goods)(a)	861,532
16,504	Grammer AG (Automobiles & Components)	524,762
21,807	Homag Group AG (Capital Goods)*	410,678
1,457	Nemetschek AG (Software & Services)	88,148
25,490	NORMA Group AG (Capital Goods)	900,365
7,448	Pfeiffer Vacuum Technology AG (Capital Goods)	906,344
5,749	R Stahl AG (Capital Goods)	268,776
27,801	Rheinmetall AG (Capital Goods)	1,320,140
13,528	Sixt AG (Transportation)	293,744
21,467	Software AG (Software & Services)(a)	752,322
43,968	Symrise AG (Materials)	1,879,359
35,190	Takkt AG (Retailing)	587,172
9,306	Tipp24 SE (Consumer Services)*	540,347

		15,423,492

Hong Kong – 2.6%
1,410,000	Bonjour Holdings Ltd. (Retailing)	229,296
456,000	Brightoil Petroleum Holdings Ltd. (Energy)*	87,074
39,000	Champion REIT (REIT)	20,549
254,000	Chen Hsong Holdings (Capital Goods)	85,559
58,000	Chow Sang Sang Holdings International Ltd. (Retailing)	157,308
29,600	Dah Sing Banking Group Ltd. (Banks)	43,619
99,200	Dah Sing Financial Holdings Ltd. (Banks)	521,600
451,500	Dickson Concepts International Ltd. (Retailing)	240,507
475,000	Dorsett Hospitality International Ltd. (Consumer Services)	131,239

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
996,000	Emperor International Holdings (Real Estate)	$279,347
460,000	Emperor Watch & Jewellery Ltd. (Retailing)	46,951
236,715	Esprit Holdings Ltd. (Retailing)	332,903
212,000	Giordano International Ltd. (Retailing)	212,231
88,000	Glorious Sun Enterprises Ltd. (Consumer Durables & Apparel)	26,195
90,932	Great Eagle Holdings Ltd. (Real Estate)	386,046
538,100	HKR International Ltd. (Real Estate)	269,390
400,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	213,552
116,000	IT Ltd. (Retailing)	42,515
154,500	Johnson Electric Holdings Ltd. (Capital Goods)	105,261
107,000	Luk Fook Holdings International Ltd. (Retailing)	304,354
366,000	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	356,498
104,000	Melco International Development Ltd. (Consumer Services)	202,970
540,000	Newocean Energy Holdings Ltd. (Energy)	337,316
184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	—
375,000	Pacific Textile Holdings Ltd. (Consumer Durables & Apparel)	463,340
768,000	Pico Far East Holdings Ltd. (Media)	279,268
611,000	Prosperity REIT (REIT)	217,243
210,000	Regal Hotels International Holdings Ltd. (Consumer Services)	98,357
178,000	Regal Real Estate Investment Trust (REIT)	58,841
234,000	Shun Tak Holdings Ltd. (Capital Goods)	123,235
1,008,000	Singamas Container Holdings Ltd. (Capital Goods)	247,614
12,054	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	21,503
109,138	SOCAM Development Ltd. (Capital Goods)	157,274
405,000	Sunlight Real Estate Investment Trust (REIT)	177,512
366,000	Techtronic Industries Co. (Consumer Durables & Apparel)	877,087
19,900	Television Broadcasts Ltd. (Media)	150,076
284,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	332,011
50,000	The United Laboratories International Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	18,774
100,000	Tian An China Investments Co. Ltd. (Real Estate)	70,488

Common Stocks – (continued)
Hong Kong – (continued)
260,000	Truly International Holdings (Technology Hardware & Equipment)	$138,955
778,000	VST Holdings Ltd. (Technology Hardware & Equipment)	208,813
19,400	VTech Holdings Ltd. (Technology Hardware & Equipment)	247,555

		8,520,226

Ireland – 0.4%
127,241	Beazley PLC (Insurance)	444,505
3,841	FBD Holdings PLC (Insurance)	62,480
31,943	Grafton Group PLC (Capital Goods)	222,617
69,829	Greencore Group PLC (Food, Beverage & Tobacco)	115,583
367,051	Total Produce PLC (Food & Staples Retailing)	335,932

		1,181,117

Israel – 0.9%
14,949	Africa-Israel Investments Ltd. (Real Estate)*	36,282
1,743	Airport City Ltd. (Real Estate)*	10,692
61,782	Alony Hetz Properties & Investments Ltd. (REIT)	404,924
2,359	AL-ROV (Israel) Ltd. (Real Estate)*	65,749
33,206	Amot Investments Ltd. (Real Estate)	93,375
254	Bayside Land Corp. (Real Estate)	56,318
16,372	Clal Industries Ltd. (Capital Goods)	65,060
2,646	Clal Insurance Enterprises Holdings Ltd. (Insurance)	43,856
1,840	Delek Automotive Systems Ltd. (Retailing)	19,748
3,764	Elbit Systems Ltd. (Capital Goods)	157,115
6,639	First International Bank Of Israel Ltd. (Banks)*	96,794
7,228	Frutarom Industries Ltd. (Materials)	106,797
11,179	Gazit-Globe Ltd. (Real Estate)	148,802
624	Harel Insurance Investments & Financial Services Ltd. (Insurance)	31,078
143,927	Israel Discount Bank Ltd. Class A (Banks)*	241,970
2,329	Ituran Location and Control Ltd. (Technology Hardware & Equipment)	37,453
3,425	J.O.E.L Jerusalem Oil Exploration (Real Estate)*	89,451
3,234	Jerusalem Economy Ltd. (Real Estate)*	22,679
7,289	Koor Industries Ltd. (Capital Goods)*	103,044
9,692	Matrix IT Ltd. (Software & Services)	48,997
2,507	Melisron Ltd. (Real Estate)	51,964
1,590	Naphtha Israel Petroleum Corp. Ltd. (Energy)*	8,072
4,433	Nitsba Holdings 1995 Ltd. (Real Estate)*	51,456
35,547	Oil Refineries Ltd. (Energy)*	18,613
42,629	Ormat Industries Ltd. (Capital Goods)*	253,320

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
24,554	Partner Communications Co. Ltd. (Telecommunication Services)	$169,972
896	Paz Oil Co. Ltd. (Energy)*	139,813
342	Property & Building Corp. (Real Estate)*	20,212
5,114	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	236,232
5,135	Shikun & Binui Ltd. (Capital Goods)	10,755
7,048	Shufersal Ltd. (Food & Staples Retailing)	25,666
11,391	Strauss Group Ltd. (Food, Beverage & Tobacco)	167,810
15,646	Union Bank of Israel Ltd. (Banks)*	59,361

		3,093,430

Italy – 4.7%
126,019	ASTM SpA (Transportation)*	1,502,871
53,578	Azimut Holding SpA (Diversified Financials)	997,148
839,049	Banca Carige SpA (Banks)(a)	610,726
51,738	Banca Generali SpA (Diversified Financials)	1,067,777
20,704	Banca IFIS SpA (Diversified Financials)	216,798
17,329	Banca Popolare dell’Emilia Romagna Scrl (Banks)	146,964
332,240	Banca Popolare di Sondrio Scarl (Banks)*	1,928,417
84,378	Cairo Communication SpA (Media)	328,963
142,144	Credito Emiliano SpA (Banks)	813,505
135,401	Danieli & C. Officine Meccaniche SpA RSP (Capital Goods)	2,269,156
190,251	Geox SpA (Consumer Durables & Apparel)(a)	577,278
43,677	Indesit Co. SpA (Consumer Durables & Apparel)	343,609
62,280	Lottomatica Group SpA (Consumer Services)	1,588,839
270,189	Mediaset SpA (Media)	699,613
23,470	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	241,926
6,548	Salvatore Ferragamo Italia SpA (Consumer Durables & Apparel)	195,657
190,265	Societa Iniziative Autostradali e Servizi SpA (Transportation)	1,721,412
13,025	Yoox SpA (Retailing)*	244,544

		15,495,203

Japan – 26.6%
1,900	Accordia Golf Co. Ltd. (Consumer Services)	2,157,563
22,100	Aisan Industry Co. Ltd. (Automobiles & Components)	212,276
11,000	Alpen Co. Ltd. (Retailing)	229,644
16,400	Amano Corp. (Technology Hardware & Equipment)	175,836

Common Stocks – (continued)
Japan – (continued)
19,000	Aoyama Trading Co. Ltd. (Retailing)	$568,565
24,700	Arcs Co. Ltd. (Food & Staples Retailing)	490,052
6,300	Ariake Japan Co. Ltd. (Food, Beverage & Tobacco)	144,768
29,500	Arnest One Corp. (Consumer Durables & Apparel)	676,962
27,900	Asahi Holdings, Inc. (Materials)	564,816
26,600	ASKUL Corp. (Retailing)	473,265
23,100	Autobacs Seven Co. Ltd. (Retailing)	389,270
5,100	Azbil Corp. (Technology Hardware & Equipment)	110,125
491	Bic Camera, Inc. (Retailing)(a)	215,124
9,200	BML, Inc. (Health Care Equipment & Services)	237,597
10,600	C. Uyemura & Co. Ltd. (Materials)	433,116
18,400	Capcom Co. Ltd. (Software & Services)	302,237
18,100	Century Tokyo Leasing Corp. (Diversified Financials)	534,252
4,900	Chiyoda Integre Co. Ltd. (Capital Goods)	71,767
5,300	Chori Co. Ltd. (Retailing)	59,821
31,000	Chugoku Marine Paints Ltd. (Materials)	156,498
13,300	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)(a)	200,495
11,600	Cocokara fine, Inc. (Food & Staples Retailing)	438,564
568	CyberAgent, Inc. (Media)	1,115,212
7,500	Dai-ichi Seiko Co. Ltd. (Technology Hardware & Equipment)	110,022
109,300	Daiichikosho Co. Ltd. (Media)	3,250,353
13,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Materials)	60,748
47,000	Daiwa Industries Ltd. (Capital Goods)	294,746
18	Daiwa Office Investment Corp. (REIT)	85,765
21,000	Denki Kogyo Co. Ltd. (Technology Hardware & Equipment)	97,457
12,200	Denyo Co. Ltd. (Capital Goods)	176,755
258,000	DIC Corp. (Materials)	577,542
10,400	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	148,378
18,000	Dowa Holdings Co. Ltd. (Materials)	129,016
3,400	DTS Corp. (Software & Services)	56,844
24,500	Dunlop Sports Co. Ltd. (Consumer Durables & Apparel)	304,019
15,900	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	710,957
51,500	EDION Corp. (Retailing)	241,199
11,500	Eizo Corp. (Technology Hardware & Equipment)	199,139
94,000	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	816,448
300,000	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	842,569
4,000	Fujicco Co. Ltd. (Food, Beverage & Tobacco)	46,033

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
50,000	Fujikura Ltd. (Capital Goods)	$187,369
11,500	FUJISOFT, Inc. (Software & Services)	307,620
86,000	Fukuyama Transporting Co. Ltd. (Transportation)	480,234
181	Geo Holdings Corp. (Retailing)	216,365
79	Global One Real Estate Investment Corp. (REIT)	534,224
22,400	Glory Ltd. (Capital Goods)	615,539
1,800	Goldcrest Co. Ltd. (Real Estate)	59,210
19,000	G-Tekt Corp. (Automobiles & Components)	598,174
121,200	Gulliver International Co. Ltd. (Retailing)	974,012
4,500	Hajime Construction Co. Ltd. (Consumer Durables & Apparel)	293,986
22,800	Heiwa Real Estate Co. Ltd. (Real Estate)	580,931
426	Heiwa Real Estate REIT, Inc. (REIT)	351,254
27,700	HIS Co. Ltd. (Consumer Services)	1,194,728
15,000	Hisaka Works Ltd. (Capital Goods)	139,466
89,100	Hitachi Capital Corp. (Diversified Financials)	2,221,371
8,700	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	535,493
7,300	Hoshizaki Electric Co. Ltd. (Capital Goods)	243,133
36,000	IBJ Leasing Co. Ltd. (Diversified Financials)	1,265,600
13,700	Ichiyoshi Securities Co. Ltd. (Diversified Financials)	199,231
10,000	Iida Home Max (Real Estate)	191,815
75,800	Inabata & Co. Ltd. (Capital Goods)	594,351
20,600	Ines Corp. (Software & Services)	155,675
59,100	IT Holdings Corp. (Software & Services)	887,195
31,500	Ito En Ltd. (Food, Beverage & Tobacco)	759,029
17,000	Itoham Foods, Inc. (Food, Beverage & Tobacco)	78,169
11,300	Itoki Corp. (Commercial & Professional Services)	70,805
9,000	Izumiya Co. Ltd. (Food & Staples Retailing)	45,034
54,000	Jaccs Co. Ltd. (Diversified Financials)	372,708
3,100	Jafco Co. Ltd. (Diversified Financials)	150,139
27,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	233,984
16,400	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	202,259
51	Japan Logistics Fund, Inc. (REIT)	553,238
30,600	Japan Securities Finance Co. Ltd. (Diversified Financials)	301,245
9,500	JSP Corp. (Materials)	138,900
23,700	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	194,245
42,200	Kamei Corp. (Capital Goods)	427,394
38,600	Kasumi Co. Ltd. (Food & Staples Retailing)	277,235

Common Stocks – (continued)
Japan – (continued)
1,118,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	$2,459,976
139	Kenedix Realty Investment Corp. (REIT)	652,075
40,000	Kinki Sharyo Co. Ltd. (Capital Goods)	128,676
10,000	Kinugawa Rubber Industrial Co. Ltd. (Automobiles & Components)	52,385
15,900	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	344,969
6,200	Kokuyo Co. Ltd. (Commercial & Professional Services)	50,020
126,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	236,825
52,100	Kuroda Electric Co. Ltd. (Capital Goods)(a)	692,547
82,300	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,199,036
4,500	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	136,100
55,000	Kyosan Electric Manufacturing Co. Ltd. (Capital Goods)	182,563
17,700	Lintec Corp. (Materials)	322,279
98,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	325,312
44,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	158,164
22,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	655,514
5,000	Max Co. Ltd. (Capital Goods)	57,050
25,100	Megachips Corp. (Semiconductors & Semiconductor Equipment)	380,722
17,700	Meitec Corp. (Commercial & Professional Services)	456,128
836	MID REIT, Inc. (REIT)	2,231,450
9,900	Ministop Co. Ltd. (Food & Staples Retailing)	170,700
3,200	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	67,765
101,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	216,734
16,700	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)	120,027
41,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	128,777
35,200	Mitsumi Electric Co. Ltd. (Technology Hardware & Equipment)*	201,674
9,000	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	119,669
4,800	Modec, Inc. (Energy)	138,431
127	Monex Group, Inc. (Diversified Financials)	57,302

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
20	Mori Hills REIT Investment Corp. (REIT)	$139,294
124,000	Morinaga Milk Industry Co. Ltd. (Food, Beverage & Tobacco)	365,317
24,700	Moshi Moshi Hotline, Inc. (Commercial & Professional Services)	365,819
113,800	Namura Shipbuilding Co. Ltd. (Capital Goods)	613,736
10,300	NEC Fielding Ltd. (Software & Services)	136,299
14,600	NEC Networks & System Integration Corp. (Software & Services)	320,129
112,500	NET One Systems Co. Ltd. (Software & Services)	986,832
12,200	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	295,238
102,000	Nichirei Corp. (Food, Beverage & Tobacco)	600,050
133	NIFTY Corp. (Software & Services)	208,627
48,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	90,267
11,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	51,143
43,000	Nippon Kayaku Co. Ltd. (Materials)	619,963
27,700	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	427,704
114,600	Nippon Light Metal Holdings Co. Ltd. (Materials)	134,982
35,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	461,986
59,000	Nippon Shokubai Co. Ltd. (Materials)	580,495
41,000	Nippon Soda Co. Ltd. (Materials)	190,968
108,300	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	210,171
18,000	Nippon Thompson Co. Ltd. (Capital Goods)	89,867
180,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	345,011
42,000	Nisshinbo Holdings, Inc. (Capital Goods)	305,114
27,000	Nissin Corp. (Transportation)	79,302
17,000	Nissin Electric Co. Ltd. (Capital Goods)	84,594
3,200	Nitto Kogyo Corp. (Capital Goods)	47,679
39,000	NOF Corp. (Materials)	210,094
20,400	Noritz Corp. (Capital Goods)	432,853
8,000	Okuwa Co. Ltd. (Food & Staples Retailing)	87,152
41,000	Organo Corp. (Capital Goods)	233,012
6,600	Osaka Steel Co. Ltd. (Materials)	120,904
11,000	Osaki Electric Co. Ltd. (Technology Hardware & Equipment)	58,184
21,200	Otsuka Kagu Ltd. (Retailing)	235,863
6,800	Paltac Corp. (Retailing)	88,396
27,600	Parco Co. Ltd. (Retailing)	361,819

Common Stocks – (continued)
Japan – (continued)
234	Pasona Group, Inc. (Commercial & Professional Services)	$187,023
80	PGM Holdings K K (Consumer Services)	85,835
30,100	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,065,936
6,400	Proto Corp. (Media)	106,007
244,000	Rengo Co. Ltd. (Materials)	1,181,312
18,500	Resorttrust, Inc. (Consumer Services)	630,389
4,400	Ricoh Leasing Co. Ltd. (Diversified Financials)	135,361
12,000	Riken Corp. (Automobiles & Components)	48,421
22,300	Riso Kagaku Corp. (Technology Hardware & Equipment)	426,399
13,000	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	182,101
124,500	Round One Corp. (Consumer Services)	1,043,547
126,000	Ryobi Ltd. (Capital Goods)	295,618
5,000	S Foods, Inc. (Food & Staples Retailing)	50,351
42,000	San-Ai Oil Co. Ltd. (Energy)	192,841
36,000	Sankyu, Inc. (Transportation)	160,905
7,200	Sanoh Industrial Co. Ltd. (Automobiles & Components)	51,714
8,100	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	51,076
17,000	Sanyo Chemical Industries Ltd. (Materials)	100,371
20,000	Sanyo Shokai Ltd. (Consumer Durables & Apparel)	60,735
35,000	Seika Corp. (Capital Goods)	89,218
22,600	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	308,458
9,300	Seiren Co. Ltd. (Consumer Durables & Apparel)	62,033
395	Sekisui House SI Investment Co. (REIT)(a)	2,020,247
31,000	Sekisui Plastics Co. Ltd. (Materials)	81,765
64,000	Senko Co. Ltd. (Transportation)	347,001
44,100	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	449,690
3,400	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	33,056
80,000	Shinsho Corp. (Capital Goods)	159,258
19,100	Showa Corp. (Automobiles & Components)	277,286
20,100	Sintokogio Ltd. (Capital Goods)	182,028
526	SKY Perfect JSAT Holdings, Inc. (Media)	264,642
114,100	Skymark Airlines, Inc. (Transportation)*	422,934
99,600	Sodick Co. Ltd. (Capital Goods)	600,186
23,000	Sumikin Bussan Corp. (Capital Goods)	75,154

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
25,500	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	$303,948
10,000	Sumitomo Precision Products Co. Ltd. (Capital Goods)	43,249
4,340	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	302,003
48,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	182,885
8,300	Tachi-S Co. Ltd. (Automobiles & Components)	153,268
49,400	Taikisha Ltd. (Capital Goods)	1,119,495
21,000	Takasago Thermal Engineering Co. Ltd. (Capital Goods)	165,687
59,000	The Bank of Nagoya Ltd. (Banks)	279,953
53,000	The Hyakugo Bank Ltd. (Banks)	265,329
17,000	The Hyakujushi Bank Ltd. (Banks)	67,249
92,000	The Keiyo Bank Ltd. (Banks)	565,917
60,000	The Mie Bank Ltd. (Banks)	144,326
189,000	The Ogaki Kyoritsu Bank Ltd. (Banks)	702,843
7,000	The Okinawa Electric Power Co., Inc. (Utilities)	258,469
141,000	The Toho Bank Ltd. (Banks)	441,998
1,800	The Yachiyo Bank Ltd. (Banks)	67,159
28,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	367,683
230,000	Toa Corp. (Capital Goods)*	354,246
58,000	Toagosei Co. Ltd. (Materials)	250,017
22,900	Tocalo Co. Ltd. (Capital Goods)	335,349
13,600	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	311,981
13,200	Tohokushinsha Film Corp. (Media)	130,733
215,800	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	1,962,492
3,430	Token Corp. (Consumer Durables & Apparel)	221,110
68,000	Toko, Inc. (Technology Hardware & Equipment)*(a)	201,457
17,600	Tokyo Ohka Kogyo Co. Ltd. (Materials)	381,512
258,000	Tokyo Tatemono Co. Ltd. (Real Estate)	2,391,154
5,500	Tokyu Livable, Inc. (Real Estate)	134,851
15	Tokyu REIT, Inc. (REIT)	95,608
60,900	TOMONY Holdings, Inc. (Banks)	250,475
44	Top REIT, Inc. (REIT)	235,931
5,600	Toppan Forms Co. Ltd. (Commercial & Professional Services)	52,570
50,900	Topre Corp. (Automobiles & Components)	474,764
22,700	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	533,343
8,800	Torishima Pump Manufacturing Co. Ltd. (Capital Goods)	71,603
34,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	200,907

Common Stocks – (continued)
Japan – (continued)
22,000	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$1,091,411
38,000	Toyo Tire & Rubber Co. Ltd. (Automobiles & Components)	204,487
10,400	Transcosmos, Inc. (Software & Services)	145,264
18,800	TSI Holdings Co. Ltd. (Consumer Durables & Apparel)	138,750
63,000	Tsubakimoto Chain Co. (Capital Goods)	337,591
25,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	235,394
1,300	Tsuruha Holdings, Inc. (Food & Staples Retailing)	126,680
4,500	TV Asahi Corp. (Media)	93,992
6,500	Tv Tokyo Holdings Corp. (Media)	89,438
6,600	UKC Holdings Corp. (Semiconductors & Semiconductor Equipment)	154,445
5,900	ULVAC, Inc. (Semiconductors & Semiconductor Equipment)*	46,150
99,000	Uniden Corp. (Technology Hardware & Equipment)	236,590
4,900	Unipres Corp. (Automobiles & Components)	109,059
3,200	Universal Entertainment Corp. (Consumer Durables & Apparel)	80,294
74,400	UNY Group Holdings Co., Ltd. (Food & Staples Retailing)	529,508
24,030	Usen Corp. (Media)*	38,744
6,000	Valor Co. Ltd. (Food & Staples Retailing)	113,539
122,000	Wakita & Co. Ltd. (Capital Goods)	1,525,831
4,700	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	79,890
4,300	Weathernews, Inc. (Commercial & Professional Services)	105,399
6,700	Yellow Hat Ltd. (Retailing)	134,250
9,600	Yorozu Corp. (Automobiles & Components)	160,450

		88,486,527

Luxembourg – 0.7%
69,562	GAGFAH SA (Real Estate)*	898,694
35,647	Oriflame Cosmetics SA (Household & Personal Products)(a)	1,292,257

		2,190,951

Netherlands – 0.8%
2,950	Amsterdam Commodities NV (Food & Staples Retailing)*	65,485
6,714	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	62,778
27,536	Beter Bed Holding NV (Retailing)	516,445
71,786	BinckBank NV (Diversified Financials)(a)	550,116

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
27,887	CSM (Food, Beverage & Tobacco)	$624,238
6,236	Eurocommercial Properties NV (REIT)	254,501
349,050	SNS REAAL NV (Diversified Financials)*(a)	—
14,570	Vastned Retail NV (REIT)(a)	650,881

		2,724,444

New Zealand – 0.5%
256,644	New Zealand Oil & Gas Ltd. (Energy)	180,598
259,047	Ryman Healthcare Ltd. (Health Care Equipment & Services)	1,355,297

		1,535,895

Norway – 2.5%
4,586	Aker ASA Class A (Diversified Financials)(a)	141,819
13,626	Cermaq ASA (Food, Beverage & Tobacco)*	203,509
79,255	Fred Olsen Energy ASA (Energy)	3,457,532
6,700	Leroey Seafood Group ASA (Food, Beverage & Tobacco)	210,531
59,764	Marine Harvest ASA (Food, Beverage & Tobacco)*	62,185
102,497	Petroleum Geo-Services ASA (Energy)	1,505,929
1,198,415	Renewable Energy Corp. ASA (Semiconductors & Semiconductor Equipment)*	333,138
109,006	SpareBank 1 SMN (Banks)	928,141
36,865	TGS Nopec Geophysical Co. ASA (Energy)	1,325,560

		8,168,344

Peru – 0.1%
44,018	Copeinca ASA (Food, Beverage & Tobacco)(a)	461,821

Portugal – 0.3%
25,031	Mota-Engil SGPS SA (Capital Goods)	69,226
193,711	Portucel SA (Materials)*	701,541
18,498	Semapa-Sociedade de Investimento e Gestao (Materials)	174,911

		945,678

Singapore – 2.6%
478,481	AIMS AMP Capital Industrial REIT (REIT)	707,381
108,000	Amtek Engineering Ltd. (Capital Goods)	45,262
24,000	Boustead Singapore Ltd. (Energy)	26,520
82,629	Cambridge Industrial Trust (REIT)	57,459
211,000	China Aviation Oil Singapore Corp. Ltd. (Energy)	176,546
448,000	Chip Eng Seng Corp. Ltd. (Capital Goods)	296,894

Common Stocks – (continued)
Singapore – (continued)
78,000	CWT Ltd. (Transportation)	$107,469
12,000	Frasers Centrepoint Trust (REIT)	21,940
650,800	Frasers Commercial Trust (REIT)	824,550
282,000	GuocoLeisure Ltd. (Consumer Services)	200,660
301,000	Hi-P International Ltd. Class P (Technology Hardware & Equipment)*	171,474
188,000	Ho Bee Investment Ltd. (Real Estate)	328,726
49,000	Hong Leong Asia Ltd. (Capital Goods)	64,799
221,000	Hyflux Ltd. (Utilities)	246,283
176,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	152,532
255,000	K1 Ventures Ltd. (Diversified Financials)	33,332
164,000	Keppel REIT (REIT)	201,272
74,000	K-Green Trust (Commercial & Professional Services)	62,557
1,452,000	Lippo Malls Indonesia Retail Trust (REIT)	619,838
68,000	Mapletree Logistics Trust (REIT)	72,332
61,000	OSIM International Ltd. (Retailing)	99,057
67,000	Overseas Union Enterprise Ltd. (Consumer Services)	169,563
61,000	Parkway Life Real Estate Investment Trust (REIT)	132,432
88,000	Perennial China Retail Trust (Real Estate)	45,737
299,000	Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (REIT)	331,542
162,000	SATS Ltd. (Transportation)	414,184
155,000	SMRT Corp. Ltd. (Transportation)	186,266
254,000	Stamford Land Corp. Ltd. (Consumer Services)	122,752
786,000	Starhill Global REIT (REIT)	615,458
171,000	Suntec Real Estate Investment Trust (REIT)	270,378
57,000	Super Group Ltd. (Food, Beverage & Tobacco)	181,871
176,000	Tat Hong Holdings Ltd. (Capital Goods)	213,131
218,000	Tiger Airways Holdings Ltd. (Transportation)*	117,016
145,000	Tuan Sing Holdings Ltd. (Capital Goods)*	42,410
69,000	United Engineers Ltd. (Capital Goods)	176,151
78,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	526,856
390,000	Wing Tai Holdings Ltd. (Real Estate)	690,882

		8,753,512

Spain – 1.2%
37,633	Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)	497,500

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
31,583	Bolsas y Mercados Espanoles SA (Diversified Financials)(a)	$857,238
154,261	Ence Energia y Celulosa SA (Materials)	406,918
36,324	Grupo Catalana Occidente SA (Insurance)	823,139
112,491	Mediaset Espana Comunicacion SA (Media)*(a)	881,711
59,424	Vueling Airlines SA (Transportation)*	697,003

		4,163,509

Sweden – 3.6%
3,241	AF AB Class B (Commercial & Professional Services)	89,248
10,466	Avanza Bank Holding AB (Diversified Financials)	232,149
24,761	Axfood AB (Food & Staples Retailing)	1,091,043
44,906	Betsson AB (Consumer Services)*	1,315,332
50,643	Bilia AB Class A (Retailing)	879,890
19,967	BillerudKorsnas AB (Materials)	198,188
15,225	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)	532,457
51,989	Bure Equity AB (Diversified Financials)	183,970
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
71,398	East Capital Explorer AB (Diversified Financials)*	518,754
2,873	Hakon Invest AB (Food & Staples Retailing)*	77,568
22,020	Hexpol AB (Materials)	1,241,610
45,778	Industrial & Financial Systems AB Class B (Software & Services)	872,325
14,204	JM AB (Consumer Durables & Apparel)(a)	319,893
8,327	Lundbergforetagen AB Class B (Diversified Financials)	325,500
8,803	Medivir AB (Pharmaceuticals, Biotechnology & Life Sciences)*	93,041
33,848	Modern Times Group AB Class B (Media)	1,452,757
5,958	Nolato AB Class B (Technology Hardware & Equipment)(a)	100,885
60,001	Nordnet AB Class B (Diversified Financials)(a)	167,958
25,750	Saab AB Class B (Capital Goods)	565,183
176,460	SAS AB (Transportation)*(a)	386,548
63,502	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	406,386
57,837	Wihlborgs Fastigheter AB (Real Estate)	957,846

		12,008,531

Switzerland – 2.5%
8,613	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	476,435

Common Stocks – (continued)
Switzerland – (continued)
1,340	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	$865,200
2,274	Helvetia Holding AG (Registered) (Insurance)	954,023
5,946	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	1,849,494
376	Intershop Holdings (Real Estate)	129,404
10,383	Kudelski SA (Technology Hardware & Equipment)*	130,898
320	LEM Holding SA (Registered) (Technology Hardware & Equipment)	194,219
114,911	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	1,330,140
14,549	Schweizerische National-Versicherungs-Gesellschaft (Registered) Class V (Insurance)	695,036
2,826	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	372,741
170	Vetropack Holding AG (Materials)	344,637
19,677	Zehnder Group AG (Capital Goods)(a)	870,572

		8,212,799

United Kingdom – 19.3%
44,535	Ashmore Group PLC (Diversified Financials)	276,594
302,491	Barratt Developments PLC (Consumer Durables & Apparel)*	1,464,304
43,796	BBA Aviation PLC (Transportation)	170,997
148,927	Berendsen PLC (Commercial & Professional Services)	1,789,665
36,754	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	1,191,723
92,920	Betfair Group PLC (Consumer Services)(a)	1,251,066
97,598	Big Yellow Group PLC (REIT)	611,722
138,134	Bodycote PLC (Capital Goods)	1,112,946
141,321	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	758,884
437,894	Cable & Wireless Communications PLC (Telecommunication Services)	288,284
86,632	Cairn Energy PLC (Energy)*	389,018
116,357	Cineworld Group PLC (Media)	523,251
7,060	Close Brothers Group PLC (Diversified Financials)	113,980
83,382	Computacenter PLC (Software & Services)	582,124
39,947	Concentric AB (Capital Goods)	408,106
193,585	CSR PLC (Semiconductors & Semiconductor Equipment)	1,484,420
1,091,211	Debenhams PLC (Retailing)	1,411,510
218,458	Diploma PLC (Technology Hardware & Equipment)	1,935,945
23,066	Drax Group PLC (Utilities)	220,140
179,803	easyJet PLC (Transportation)	3,126,684

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
474,447	Elementis PLC (Materials)	$1,947,778
785,040	EnQuest PLC (Energy)*	1,572,807
163,451	F&C Asset Management PLC (Diversified Financials)	248,819
180,082	Firstgroup PLC (Transportation)	591,375
35,360	Galliford Try PLC (Capital Goods)	542,094
6,152	Go-Ahead Group PLC (Transportation)	148,095
37,294	Great Portland Estates PLC (REIT)	308,513
909,383	Hansteen Holdings PLC (REIT)	1,207,497
292,618	Home Retail Group PLC (Retailing)	708,662
105,347	Homeserve PLC (Commercial & Professional Services)	342,950
137,728	IG Group Holdings PLC (Diversified Financials)	1,153,577
313,197	Intermediate Capital Group PLC (Diversified Financials)	2,058,960
86,443	International Personal Finance PLC (Diversified Financials)	685,540
236,963	Interserve PLC (Capital Goods)	1,744,419
83,865	John Wood Group PLC (Energy)	1,012,228
110,836	Jupiter Fund Management PLC (Diversified Financials)	570,603
54,249	Keller Group PLC (Capital Goods)	724,051
699,907	Ladbrokes PLC (Consumer Services)	2,060,907
125,565	Laird PLC (Technology Hardware & Equipment)	423,779
163,285	Lancashire Holdings Ltd. (Insurance)	2,149,865
158,909	Micro Focus International PLC (Software & Services)	1,654,196
195,917	Mondi PLC (Materials)	2,603,638
154,837	N Brown Group PLC (Retailing)	1,072,121
98,451	Northgate PLC (Transportation)	518,429
79,675	Pace PLC (Technology Hardware & Equipment)	307,304
345,643	Paragon Group of Companies PLC (Banks)	1,679,149
422,510	Pendragon PLC (Retailing)*	152,591
29,735	Premier Oil PLC (Energy)*	172,575
613,919	QinetiQ Group PLC (Capital Goods)	1,807,406
7,369	Renishaw PLC (Technology Hardware & Equipment)	188,740
38,834	Rightmove PLC (Media)	1,158,505
12,493	Rotork PLC (Capital Goods)	565,199
29,185	Savills PLC (Real Estate)	263,847
428,480	SIG PLC (Capital Goods)	1,079,968
275,219	Soco International PLC (Energy)*	1,622,694
711,055	Speedy Hire PLC (Capital Goods)	535,691
50,422	Stagecoach Group PLC (Transportation)	241,000
83,690	TalkTalk Telecom Group PLC (Telecommunication Services)	325,910
68,636	Taylor Wimpey PLC (Consumer Durables & Apparel)	99,312
57,948	Tetragon Financial Group Ltd. (Diversified Financials)	634,531

Common Stocks – (continued)
United Kingdom – (continued)
315,443	TT electronics PLC (Technology Hardware & Equipment)	$817,131
109,040	Tullett Prebon PLC (Diversified Financials)	414,959
77,541	Victrex PLC (Materials)	1,934,556
161,863	WH Smith PLC (Retailing)(a)	1,862,926
396,722	William Hill PLC (Consumer Services)	2,628,839
23,024	Workspace Group PLC (REIT)	134,208
27,251	WS Atkins PLC (Commercial & Professional Services)	382,182
66,830	Xchanging PLC (Software & Services)	139,106

		64,310,595

TOTAL COMMON STOCKS
(Cost $257,897,689)		$306,417,281

Preferred Stocks – 0.4%
Germany – 0.4%
8,876	Fuchs Petrolub AG Preference Shares (Materials)	$749,180
10,293	Jungheinrich AG Preference Shares (Capital Goods)	425,016
1,021	Sto AG Preference Shares (Materials)	157,319

TOTAL PREFERRED STOCKS
(Cost $1,312,488)		$1,331,515

Units	Description	Expiration Month	Value

Right – 0.0%
Israel – 0.0%
325	Africa Israel Investments Ltd. (Real Estate)*	05/13	$1,089
(Cost $0)

Warrant – 0.0%
France – 0.0%
56,200	UBISOFT Entertainment (Software & Services)*	10/13	$11,028
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $259,210,177)			$307,760,913

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2013 (Unaudited)

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 6.1%
Goldman Sachs Financial Square Money Market Fund – FST Shares
20,151,325	0.109%	$20,151,325
(Cost $20,151,325)

TOTAL INVESTMENTS – 98.6%
(Cost $279,361,502)		$327,912,238

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		4,744,203

NET ASSETS – 100.0%		$332,656,441

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2013.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
RSP	—Risparmio Shares

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	261	June 2013	$9,173,992	$185,482
FTSE 100 Index	47	June 2013	4,660,430	41,819
Hang Seng Index	3	May 2013	436,925	931
MSCI Singapore Index	8	May 2013	493,886	1,645
SPI 200 Index	16	June 2013	2,143,066	26,285
TSE TOPIX Index	48	June 2013	5,746,115	275,088
TOTAL				$531,250

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2013 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $598,500,545, $934,028,258 and $259,210,177)(a)	$661,096,061	$1,033,359,435	$307,760,913
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,410,410	102,847,510	20,151,325
Cash	10,787,221	432,002	26,302,599
Foreign currencies, at value (cost $2,101,200, $22,146,040 and $1,313,158)	2,100,142	22,223,928	1,332,318
Receivables:
Investments sold	19,417,492	79,347,833	8,477,614
Fund shares sold	17,156,805	162,867	15,286,313
Dividends	1,155,520	5,451,747	1,528,875
Securities lending income	3,613	210,447	50,230
Collateral on certain derivative contracts(b)	—	—	1,259,561
Foreign tax reclaims	—	854,458	152,365
Other assets	150,571	305,152	1,626
Total assets	718,277,835	1,245,195,379	382,303,739

Liabilities:
Payables:
Investments purchased	46,562,524	74,449,696	28,092,481
Payable upon return of securities loaned	6,410,410	102,847,510	20,151,325
Amounts owed to affiliates	548,010	838,298	223,290
Fund shares redeemed	511,280	1,078,841	141,480
Foreign capital gains taxes	129,579	—	—
Futures variation margin	—	257,652	909,666
Accrued expenses	93,548	139,897	129,056
Total liabilities	54,255,351	179,611,894	49,647,298

Net Assets:
Paid-in capital	609,689,692	2,445,538,693	299,584,942
Undistributed (distributions in excess of) net investment income	(1,614,982)	3,678,375	(2,808,369)
Accumulated net realized loss	(6,593,435)	(1,483,665,761)	(13,201,498)
Net unrealized gain	62,541,209	100,032,178	49,081,366
NET ASSETS	$664,022,484	$1,065,583,485	$332,656,441
Net Assets:
Class A	$23,821,819	$101,101,736	$27,106,824
Class B	—	2,370,554	—
Class C	195,551	2,977,588	1,190,120
Institutional	639,618,571	951,644,014	303,739,952
Service	—	7,219,348	—
Class IR	386,543	187,601	619,545
Class R	—	82,644	—
Total Net Assets	$664,022,484	$1,065,583,485	$332,656,441
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,615,300	10,038,698	2,886,277
Class B	—	237,303	—
Class C	21,498	298,879	128,964
Institutional	70,331,649	92,189,213	32,416,553
Service	—	711,775	—
Class IR	42,528	18,882	66,235
Class R	—	8,301	—
Net asset value, offering and redemption price per share:(c)
Class A	$9.11	$10.07	$9.39
Class B	—	9.99	—
Class C	9.10	9.96	9.23
Institutional	9.09	10.32	9.37
Service	—	10.14	—
Class IR	9.09	9.94	9.35
Class R	—	9.96	—

(a)	Includes loaned securities having a market value of $6,347,537, $98,440,559 and $19,249,167 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Represents segregated cash on deposit with counterparty for the International Small Cap Insights Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $9.64, $10.66 and $9.94, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends (net of foreign taxes withheld of $431,923, $1,003,310 and $183,452)	$4,784,036	$16,628,398	$4,070,956
Securities lending income — affiliated issuer	28,559	420,684	138,893
Total investment income	4,812,595	17,049,082	4,209,849

Expenses:
Management fees	2,894,848	3,856,685	1,100,268
Custody, accounting and administrative services	304,225	184,114	140,139
Transfer Agent fees(a)	148,551	322,830	67,894
Distribution and Service fees(a)	55,061	255,445	29,797
Professional fees	50,843	52,060	39,257
Registration fees	30,569	46,451	27,177
Printing and mailing costs	24,387	8,982	11,839
Trustee fees	8,478	8,861	8,072
Service share fees — Service Plan	—	9,603	—
Service share fees — Shareholder Administration Plan	—	9,603	—
Other	7,947	11,040	7,533
Total expenses	3,524,909	4,765,674	1,431,976
Less — expense reductions	(255,341)	(298,236)	(219,064)
Net expenses	3,269,568	4,467,438	1,212,912
NET INVESTMENT INCOME	1,543,027	12,581,644	2,996,937

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	24,876,866	60,120,561	16,292,891
Futures contracts	—	2,805,300	1,202,239
Foreign currency transactions	(327,840)	(723,031)	(189,075)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $1,268,792, $0 and $0)	27,006,864	61,603,262	25,005,964
Futures contracts	—	343,715	493,171
Foreign currency translation	(666,093)	4,768	(372)
Net realized and unrealized gain	50,889,797	124,154,575	42,804,818
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,432,824	$136,736,219	$45,801,755

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Emerging Markets Equity Insights	$54,071	N/A	$990	N/A	$41,094	N/A	$188	$107,060	N/A	$209	N/A
International Equity Insights	228,410	$12,326	14,521	$188	173,593	$2,342	2,759	142,396	$1,537	132	$71
International Small Cap Insights	25,146	N/A	4,651	N/A	19,111	N/A	884	47,480	N/A	419	N/A

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Fiscal Year Ended October 31, 2012
From operations:
Net investment income	$1,543,027	$6,726,714
Net realized gain (loss)	24,549,026	14,281,721
Net change in unrealized gain	26,340,771	5,261,352
Net increase in net assets resulting from operations	52,432,824	26,269,787

Distributions to shareholders:
From net investment income
Class A Shares	(646,730)	(190,969)
Class B Shares	—	—
Class C Shares	(1,269)	—
Institutional Shares	(7,459,492)	(5,188,307)
Service Shares	—	—
Class IR Shares	(1,842)	(19)
Class R Shares	—	—
Total distributions to shareholders	(8,109,333)	(5,379,295)

From share transactions:
Proceeds from sales of shares	240,876,361	287,062,372
Reinvestment of distributions	8,086,923	5,376,256
Cost of shares redeemed	(144,550,591)	(88,367,084)
Net increase (decrease) in net assets resulting from share transactions	104,412,693	204,071,544
TOTAL INCREASE (DECREASE)	148,736,184	224,962,036

Net assets:
Beginning of period	515,286,300	290,324,264
End of period	$664,022,484	$515,286,300
Undistributed (distributions in excess of) net investment income	$(1,614,982)	$4,951,324

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Six Months Ended April 30, 2013 (Unaudited)	For the Fiscal Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Fiscal Year Ended October 31, 2012

$12,581,644	$25,755,743	$2,996,937	$6,879,714
62,202,830	(107,575,164)	17,306,055	(909,501)
61,951,745	105,513,405	25,498,763	11,891,012
136,736,219	23,693,984	45,801,755	17,861,225

(6,802,694)	(13,871,075)	(812,215)	(620,606)
(64,323)	(138,961)	—	—
(73,960)	(138,496)	(34,519)	(16,534)
(21,631,287)	(49,022,202)	(10,634,235)	(6,981,053)
(268,276)	(591,705)	—	—
(4,577)	(2,354)	(17,900)	(8,270)
(2,186)	(5,640)	—	—
(28,847,303)	(63,770,433)	(11,498,869)	(7,626,463)

350,595,479	196,869,212	96,115,008	60,454,193
28,534,242	61,362,112	10,415,151	7,278,249
(242,788,149)	(745,204,273)	(72,466,937)	(95,173,897)
136,341,572	(486,972,949)	34,063,222	(27,441,455)
244,230,488	(527,049,398)	68,366,108	(17,206,693)

821,352,997	1,348,402,395	264,290,333	281,497,026
$1,065,583,485	$821,352,997	$332,656,441	$264,290,333
$3,678,375	$19,944,034	$(2,808,369)	$5,693,563

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2013 - A	$8.40	$—	(d)	$0.83	$0.83	$(0.12)	$—	$(0.12)
2013 - C	8.36	(0.03)		0.82	0.79	(0.05)	—	(0.05)
2013 - Institutional	8.40	0.03		0.80	0.83	(0.14)	—	(0.14)
2013 - IR	8.39	0.03		0.80	0.83	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	8.08	0.13		0.28	0.41	(0.09)	—	(0.09)
2012 - C	8.00	0.08		0.28	0.36	—	—	—
2012 - Institutional	8.12	0.16		0.28	0.44	(0.16)	—	(0.16)
2012 - IR	8.11	0.25		0.18	0.43	(0.15)	—	(0.15)
2011 - A	8.91	0.11		(0.87)	(0.76)	(0.07)	—	(0.07)
2011 - C	8.82	—	(d)	(0.81)	(0.81)	(0.01)	—	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)	—	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)	—	(0.12)
2010 - A	7.14	0.08		1.76	1.84	(0.07)	—	(0.07)
2010 - C	7.11	—	(d)	1.77	1.77	(0.06)	—	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)	—	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—	—	—
2009 - A	4.45	0.12	(f)	2.61	2.73	(0.04)	—	(0.04)
2009 - C	4.41	0.07	(f)	2.64	2.71	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.13	(f)	2.62	2.75	(0.05)	—	(0.05)
2008 - A	11.04	0.15	(g)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(g)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(g)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.34% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.11	9.93%	$23,822	1.48	%(e)	1.59	%(e)	(0.04	)%(e)	102%
9.10	9.31	196	2.24	(e)	2.34	(e)	(0.70	)(e)	102
9.09	9.99	639,619	1.10	(e)	1.19	(e)	0.58	(e)	102
9.09	9.97	387	1.27	(e)	1.33	(e)	0.63	(e)	102

8.40	5.26	50,760	1.45		1.69		1.58		180
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180
8.08	(8.58)	17,089	1.45		1.71		1.17		200
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200
8.91	25.91	52,030	1.45		1.70		0.99		214
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(e)	1.45	(e)	0.51	(e)	214
7.14	61.83	2,694	1.45		1.76		2.04	(f)	182
7.11	61.28	1,426	2.20		2.51		1.13	(f)	182
7.17	62.25	311,960	1.05		1.36		2.38	(f)	182
4.45	(59.22)	345	1.45		1.89		1.92	(g)	190
4.41	(59.48)	43	2.20		2.64		1.24	(g)	190
4.47	(59.01)	156,248	1.05		1.49		2.28	(g)	190

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2013 - A	$9.00	$0.08	(d)	$1.30	$1.38	$(0.31)	$—	$(0.31)
2013 - B	8.89	0.07	(d)	1.26	1.33	(0.23)	—	(0.23)
2013 - C	8.87	0.07	(d)	1.26	1.33	(0.24)	—	(0.24)
2013 - Institutional	9.25	0.15	(d)	1.27	1.42	(0.35)	—	(0.35)
2013 - Service	9.06	0.09	(d)	1.29	1.38	(0.30)	—	(0.30)
2013 - IR	8.91	0.14	(d)	1.24	1.38	(0.35)	—	(0.35)
2013 - R	8.88	0.10	(d)	1.26	1.36	(0.28)	—	(0.28)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	9.02	0.19		0.21	0.40	(0.42)	—	(0.21)
2012 - B	8.89	0.13		0.20	0.33	(0.33)	—	(0.13)
2012 - C	8.89	0.13		0.20	0.33	(0.35)	—	(0.13)
2012 - Institutional	9.27	0.24		0.21	0.45	(0.47)	—	(0.25)
2012 - Service	9.08	0.18		0.21	0.39	(0.41)	—	(0.19)
2012 - IR	8.97	0.20		0.21	0.41	(0.47)	—	(0.23)
2012 - R	8.93	0.17		0.20	0.37	(0.42)	—	(0.20)
2011 - A	10.21	0.28		(1.26)	(0.98)	(0.21)	—	(0.21)
2011 - B	10.06	0.19		(1.23)	(1.04)	(0.13)	—	(0.14)
2011 - C	10.06	0.19		(1.23)	(1.04)	(0.13)	—	(0.14)
2011 - Institutional	10.49	0.33		(1.30)	(0.97)	(0.25)	—	(0.25)
2011 - Service	10.27	0.27		(1.27)	(1.00)	(0.19)	—	(0.21)
2011 - IR	10.15	0.23		(1.18)	(0.95)	(0.23)	—	(0.24)
2011 - R	10.12	0.19		(1.18)	(0.99)	(0.20)	—	(0.21)
2010 - A	9.61	0.18		0.63	0.81	(0.21)	—	(0.39)
2010 - B	9.47	0.11		0.62	0.73	(0.14)	—	(0.29)
2010 - C	9.47	0.10		0.63	0.73	(0.14)	—	(0.29)
2010 - Institutional	9.86	0.22		0.66	0.88	(0.25)	—	(0.45)
2010 - Service	9.67	0.16		0.65	0.81	(0.21)	—	(0.36)
2010 - IR	9.56	0.20		0.63	0.83	(0.24)	—	(0.43)
2010 - R	9.55	0.15		0.63	0.78	(0.21)	—	(0.38)
2009 - A	8.06	0.17		1.77	1.94	(0.39)	—	(0.39)
2009 - B	7.91	0.12		1.73	1.85	(0.29)	—	(0.29)
2009 - C	7.90	0.12		1.74	1.86	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.21		1.81	2.02	(0.45)	—	(0.45)
2009 - Service	8.08	0.16		1.79	1.95	(0.36)	—	(0.36)
2009 - IR	8.04	0.20		1.75	1.95	(0.43)	—	(0.43)
2009 - R	8.01	0.08		1.84	1.92	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.79	0.03		(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02		(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02		(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04		(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03		(3.76)	(3.73)	—	—	—
2008 - IR (Commenced November 30, 2007)	11.75	0.03		(3.74)	(3.71)	—	—	—
2008 - R (Commenced November 30, 2007)	11.72	0.03		(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	15.90	0.52		(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41		(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41		(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59		(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49		(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30		(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25		(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.57% of average net assets.
(e)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.07	15.85%	$101,102	1.29	%(e)	1.37	%(e)	1.67	%(d)(e)	99%
9.99	15.27	2,371	2.04	(e)	2.11	(e)	1.46	(d)(e)	99
9.96	15.37	2,978	2.04	(e)	2.11	(e)	1.52	(d)(e)	99
10.32	15.93	951,644	0.89	(e)	0.95	(e)	3.06	(d)(e)	99
10.14	15.75	7,219	1.39	(e)	1.46	(e)	2.02	(d)(e)	99
9.94	15.94	188	1.04	(e)	1.10	(e)	3.03	(d)(e)	99
9.96	15.66	83	1.54	(e)	1.61	(e)	2.14	(d)(e)	99

9.00	4.94	210,612	1.28		1.37		2.21		203
8.89	4.13	2,587	2.04		2.12		1.47		203
8.87	4.10	3,087	2.04		2.12		1.48		203
9.25	5.47	596,986	0.88		0.97		2.69		203
9.06	4.77	7,945	1.38		1.47		2.09		203
8.91	5.16	65	1.04		1.11		2.33		203
8.88	4.69	71	1.53		1.62		1.98		203
9.02	(9.87)	314,225	1.25		1.31		2.74		101
8.89	(10.52)	3,916	2.00		2.06		1.93		101
8.89	(10.50)	3,660	2.00		2.06		1.94		101
9.27	(9.52)	1,013,458	0.85		0.91		3.18		101
9.08	(9.91)	12,982	1.35		1.41		2.60		101
8.97	(9.58)	45	1.00		1.06		2.53		101
8.93	(9.99)	116	1.50		1.56		1.87		101
10.21	8.59	530,086	1.25		1.29		1.89		111
10.06	7.83	6,563	2.00		2.04		1.13		111
10.06	7.78	5,023	2.00		2.04		1.12		111
10.49	9.05	1,819,375	0.85		0.89		2.24		111
10.27	8.49	23,267	1.35		1.39		1.68		111
10.15	8.77	8	1.00		1.04		2.13		111
10.12	8.30	192	1.50		1.54		1.59		111
9.61	25.56	656,289	1.25		1.32		2.17		167
9.47	24.49	7,620	2.00		2.07		1.50		167
9.47	24.68	5,622	2.00		2.07		1.52		167
9.86	26.03	1,770,267	0.85		0.92		2.55		167
9.67	25.46	29,882	1.35		1.42		1.96		167
9.56	25.94	7	1.00		1.07		2.51		167
9.55	25.32	155	1.50		1.57		0.95		167

8.06	(31.64)	623,459	1.20	(e)	1.28	(e)	1.76	(e)	25
7.91	(31.69)	8,149	1.95	(e)	2.03	(e)	1.00	(e)	25
7.90	(31.66)	6,116	1.95	(e)	2.03	(e)	1.00	(e)	25
8.29	(31.54)	1,560,672	0.80	(e)	0.88	(e)	2.20	(e)	25
8.08	(31.58)	22,994	1.30	(e)	1.38	(e)	1.68	(e)	25
8.04	(31.57)	5	0.95	(e)	1.03	(e)	1.98	(e)	25
8.01	(31.66)	5	1.45	(e)	1.53	(e)	1.47	(e)	25

11.79	(16.33)	1,031,252	1.20		1.25		3.70		161
11.58	(16.99)	13,280	1.95		2.00		2.93		161
11.56	(16.99)	9,875	1.95		2.00		2.97		161
12.11	(15.99)	2,676,502	0.80		0.85		4.13		161
11.81	(16.50)	49,411	1.30		1.35		3.54		161
11.75	(19.67)	8	0.95	(e)	1.00	(e)	3.02	(e)	161
11.72	(19.92)	8	1.45	(e)	1.50	(e)	2.55	(e)	161

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2013 - A	$8.29	$0.09	(d)	$1.40	$1.49	$(0.39)
2013 - C	8.13	0.05	(d)	1.39	1.44	(0.34)
2013 - Institutional	8.30	0.10	(d)	1.41	1.51	(0.44)
2013 - IR	8.28	0.10	(d)	1.40	1.50	(0.43)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	7.92	0.17		0.38	0.55	(0.18)
2012 - C	7.79	0.11		0.38	0.49	(0.15)
2012 - Institutional	7.94	0.20		0.38	0.58	(0.22)
2012 - IR	7.93	0.16		0.40	0.56	(0.21)
2011 - A	8.20	0.17		(0.21)	(0.04)	(0.24)
2011 - C	8.08	0.13		(0.23)	(0.10)	(0.19)
2011 - Institutional	8.21	0.20		(0.20)	—	(0.27)
2011 - IR	8.21	0.20		(0.21)	(0.01)	(0.27)
2010 - A	7.03	0.12	(f)	1.21	1.33	(0.16)
2010 - C	6.95	0.09	(f)	1.17	1.26	(0.13)
2010 - Institutional	7.04	0.16	(f)	1.19	1.35	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(f)	1.18	1.21	—
2009 - A	4.94	0.09		2.19	2.28	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)
2008 - A	10.46	0.20	(g)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(g)	(5.68)	(5.55)	— (h)
2008 - Institutional	10.47	0.23	(g)	(5.71)	(5.48)	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.42% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.19% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(h)	Amount is less than $0.005 per share.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.39	18.84%	$27,107	1.30	%(e)	1.47	%(e)	2.03	%(d)(e)	85%
9.23	18.39	1,190	2.05	(e)	2.22	(e)	1.19	(d)(e)	85
9.37	19.07	303,740	0.90	(e)	1.07	(e)	2.34	(d)(e)	85
9.35	18.99	620	1.05	(e)	1.21	(e)	2.32	(d)(e)	85

8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150
7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79
8.20	19.36	34,154	1.30		1.50		1.71	(f)	113
8.08	18.50	213	2.05		2.25		1.24	(f)	113
8.21	19.67	236,265	0.90		1.10		2.18	(f)	113
8.21	17.29	1	1.05	(e)	1.25	(e)	2.49	(e)(f)	113
7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209
4.94	(52.55)	18,763	1.30		1.70		2.39	(g)	117
4.91	(52.94)	21	2.05		2.45		1.70	(g)	117
4.96	(52.37)	67,625	0.90		1.30		2.83	(g)	117

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund†	Share Classes Offered*	Diversified/ Non-diversified
Emerging Markets Equity Insights and International Small Cap Insights	A, C, Institutional and IR	Diversified
International Equity Insights	A, B, C, Institutional, Service, IR and R	Diversified

†	Formerly, Goldman Sachs Structured Emerging Markets Equity, Goldman Sachs Structured International Small Cap and Goldman Sachs Structured International Equity. Effective at the close of business May 3, 2013, the Funds changed their names to the Goldman Sachs Emerging Markets Equity Insights, Goldman Sachs International Small Cap Insights and Goldman Sachs International Equity Insights, respectively.
*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as a receivable from or payable to the counterparty in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2013:

EMERGING MARKETS EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$113,943,762	$18,468,084		$—
Other	47,084,195	481,600,020	(a)	—
Securities Lending Reinvestment Vehicle	6,410,410	—		—
Total	$167,438,367	$500,068,104		$—

INTERNATIONAL EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$2,790,144		$—
Other	23,570,099	1,006,999,192	(a)	—
Securities Lending Reinvestment Vehicle	102,847,510	—		—
Total	$126,417,609	$1,009,789,336		$—

Derivative Type
Assets(b)
Futures Contracts	$619,546	$—		$—

INTERNATIONAL SMALL CAP INSIGHTS FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$3,201,206		$—
Other	—	304,559,707	(a)	—
Securities Lending Reinvestment Vehicle	20,151,325	—		—
Total	$20,151,325	$307,760,913		$—

Derivative Type
Assets(b)
Futures Contracts	$531,250	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)
International Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	$619,546
International Small Cap Insights	Equity	Receivable for unrealized gain on futures variation margin	531,250

(a)	Includes unrealized gain on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,805,300	$343,715	620
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,202,239	493,171	182

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2013.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%
International Equity Insights	0.85	0.77	0.73	0.72	0.71	0.85
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.85

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended April, 30, 2013, Goldman Sachs advised that it retained front end sales charges of $980, $2,484, $3,974 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.144%, 0.004% and 0.014%, respectively. Prior to February 28, 2013, the Other Expense limitation for the Emerging Markets Equity Insights Fund was 0.014%. These Other Expense reimbursements will remain in place through at least February 28, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$2,279	$253,062	$255,341
International Equity Insights	4,923	293,313	298,236
International Small Cap Insights	3,184	215,880	219,064

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Emerging Markets Equity Insights	$518,657	$5,393	$23,960	$548,010
International Equity Insights	762,067	28,643	47,588	838,298
International Small Cap Insights	204,993	5,635	12,662	223,290

G.  Line of Credit Facility — As of April 30, 2013, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2013, the Funds did not have any borrowings under the facility. Effective May 8, 2013, the committed amount available through the facility increased to $780,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2013, Goldman Sachs earned approximately $24,094 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund.

As of April 30, 2013, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	5%	6%	14%	14%	9%	11%
International Equity Insights	8	14	26	22	—	—
International Small Cap Insights	—	—	7	6	22	6

As of April 30, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 10% of the Class R Shares of the International Equity Insights Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2013, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$706,401,844	$606,275,740
International Equity Insights	994,683,406	889,468,422
International Small Cap Insights	230,913,659	219,298,658

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2013, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2013		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2013
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$3,137	$178	$1,305,250
International Equity Insights	49,233	72,633	7,529,376
International Small Cap Insights	15,679	132,390	7,329,210

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended April 30, 2013:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Emerging Markets Equity Insights	4,880,850	84,233,255	(82,703,695)	6,410,410	$6,410,410
International Equity Insights	3,010,747	203,768,838	(103,932,075)	102,847,510	102,847,510
International Small Cap Insights	5,200,492	40,141,735	(25,190,902)	20,151,325	20,151,325

8. TAX INFORMATION

As of the Funds’ most recent fiscal year ended, October 31,2012, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Capital loss carryforwards:
Expiring 2016(1)	$—	$(455,911,785)	$(5,458,844)
Expiring 2017(1)	(27,536,144)	(940,883,655)	(21,285,839)
Expiring 2019(1)	—	(2,867,280)	—
Perpetual Long-term	—	(47,404,352)	—
Perpetual Short-term	—	(86,071,791)	(2,591,053)
Total capital loss carryforwards	$(27,536,144)	$(1,533,138,863)	$(29,335,736)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$608,700,505	$1,051,092,697	$284,475,145
Gross unrealized gain	74,778,551	110,406,471	53,271,843
Gross unrealized loss	(15,972,585)	(25,292,223)	(9,834,750)
Net unrealized security gain	$58,805,966	$85,114,248	$43,437,093

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences related to the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and State law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund
	For the Six Months Ended April 30, 2013 (Unaudited)		For the Fiscal Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,268,698	$11,656,485	5,791,877	$46,864,404
Reinvestment of distributions	73,688	645,508	25,713	190,016
Shares redeemed	(4,767,330)	(42,525,925)	(1,891,680)	(15,474,285)
	(3,424,944)	(30,223,932)	3,925,910	31,580,135
Class C Shares
Shares sold	9,906	89,886	5,166	43,987
Reinvestment of distributions	127	1,115	—	—
Shares redeemed	(15,873)	(140,495)	(3,724)	(28,557)
	(5,840)	(49,494)	1,442	15,430
Institutional Shares
Shares sold	25,695,182	228,822,703	30,079,722	240,000,396
Reinvestment of distributions	852,057	7,438,458	704,649	5,186,221
Shares redeemed	(11,488,069)	(101,833,773)	(9,138,067)	(72,835,942)
	15,059,170	134,427,388	21,646,304	172,350,675
Class IR Shares
Shares sold	33,986	307,287	17,443	153,585
Reinvestment of distributions	211	1,842	3	19
Shares redeemed	(5,679)	(50,398)	(3,568)	(28,300)
	28,518	258,731	13,878	125,304
NET INCREASE	11,656,904	$104,412,693	25,587,534	$204,071,544

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund
	For the Six Months Ended April 30, 2013 (Unaudited)		For the Fiscal Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,567,744	$23,910,720	5,507,894	$47,755,253
Shares converted from Class B(a)	3,699	34,929	12,209	103,223
Reinvestment of distributions	751,842	6,751,544	1,704,286	13,804,716
Shares redeemed	(16,679,083)	(158,365,951)	(18,655,807)	(160,393,596)
	(13,355,798)	(127,668,758)	(11,431,418)	(98,730,404)
Class B Shares
Shares sold	2,531	23,329	6,723	58,459
Shares converted to Class A(a)	(3,723)	(34,929)	(12,306)	(103,223)
Reinvestment of distributions	6,687	59,782	16,339	131,532
Shares redeemed	(59,209)	(551,482)	(160,397)	(1,373,323)
	(53,714)	(503,300)	(149,641)	(1,286,555)
Class C Shares
Shares sold	15,861	149,929	34,689	294,411
Reinvestment of distributions	7,377	65,731	13,667	109,747
Shares redeemed	(72,303)	(668,777)	(112,232)	(951,786)
	(49,065)	(453,117)	(63,876)	(547,628)
Institutional Shares
Shares sold	33,646,165	325,115,083	16,161,479	147,464,668
Reinvestment of distributions	2,346,076	21,583,896	5,697,917	47,178,757
Shares redeemed	(8,376,716)	(80,257,628)	(66,580,617)	(576,273,721)
	27,615,525	266,441,351	(44,721,221)	(381,630,296)
Service Shares
Shares sold	136,001	1,288,557	142,848	1,243,577
Reinvestment of distributions	7,351	66,526	15,854	129,366
Shares redeemed	(308,250)	(2,938,237)	(712,105)	(6,129,358)
	(164,898)	(1,583,154)	(553,403)	(4,756,415)
Class IR Shares
Shares sold	11,404	104,031	3,616	32,291
Reinvestment of distributions	517	4,577	294	2,354
Shares redeemed	(342)	(3,167)	(1,622)	(13,522)
	11,579	105,441	2,288	21,123
Class R Shares
Shares sold	421	3,830	17,539	173,493
Reinvestment of distributions	246	2,186	480	4,836
Shares redeemed	(320)	(2,907)	(23,987)	(250,600)
	347	3,109	(5,968)	(72,271)
NET INCREASE (DECREASE)	14,003,976	$136,341,572	(56,923,239)	$(487,002,446)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund
	For the Six Months Ended April 30, 2013 (Unaudited)		For the Fiscal Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,914,310	$16,808,419	1,513,380	$13,008,314
Reinvestment of distributions	100,341	802,726	114,710	964,710
Shares redeemed	(1,409,857)	(12,166,631)	(2,042,413)	(17,522,649)
	604,794	5,444,514	(414,323)	(3,549,625)
Class C Shares
Shares sold	29,163	254,220	117,634	1,023,252
Reinvestment of distributions	4,103	32,332	508	4,225
Shares redeemed	(14,604)	(119,512)	(34,703)	(293,332)
	18,662	167,040	83,439	734,145
Institutional Shares
Shares sold	8,899,606	78,733,869	11,493,128	99,513,045
Reinvestment of distributions	1,199,773	9,562,193	917,929	7,710,604
Shares redeemed	(7,097,674)	(60,055,967)	(9,759,436)	(84,289,534)
	3,001,705	28,240,095	2,651,621	22,934,115
Class IR Shares
Shares sold	37,213	318,500	172,325	1,401,995
Reinvestment of distributions	2,249	17,900	4	38
Shares redeemed	(14,886)	(124,827)	—	—
	24,576	211,573	172,329	1,402,033
NET INCREASE	3,649,737	$34,063,222	2,493,066	$21,520,668

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/01/12	Ending Account Value 04/30/13		Expenses Paid for the 6 Months Ended 04/30/13*	Beginning Account Value 11/01/12	Ending Account Value 04/30/13		Expenses Paid for the 6 Months Ended 04/30/13*	Beginning Account Value 11/01/12	Ending Account Value 04/30/13		Expenses Paid for the 6 Months Ended 04/30/13*
Class A
Actual	$1,000	$1,099.30		$7.70	$1,000	$1,158.50		$6.90	$1,000	$1,188.40		$7.05
Hypothetical 5% return	1,000	1,017.46	+	7.40	1,000	1,018.40	+	6.46	1,000	1,018.35	+	6.51
Class B
Actual	N/A	N/A		N/A	1,000	1,152.70		10.89	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,014.68	+	10.19	N/A	N/A		N/A
Class C
Actual	1,000	1,093.10		11.63	1,000	1,153.70		10.89	1,000	1,183.90		11.10
Hypothetical 5% return	1,000	1,013.69	+	11.18	1,000	1,014.68	+	10.19	1,000	1,014.63	+	10.24
Institutional
Actual	1,000	1,099.90		5.73	1,000	1,159.30		4.76	1,000	1,190.70		4.89
Hypothetical 5% return	1,000	1,019.34	+	5.51	1,000	1,020.38	+	4.46	1,000	1,020.33	+	4.51
Service
Actual	N/A	N/A		N/A	1,000	1,157.50		7.44	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.90	+	6.95	N/A	N/A		N/A
Class IR
Actual	1,000	1,099.70		6.61	1,000	1,159.40		5.57	1,000	1,189.90		5.70
Hypothetical 5% return	1,000	1,018.50	+	6.36	1,000	1,019.64	+	5.21	1,000	1,019.59	+	5.26
Class R
Actual	N/A	N/A		N/A	1,000	1,156.60		8.23	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.16	+	7.70	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Emerging Markets Equity Insights	1.48%	N/A	2.24%	1.10%	N/A	1.27%	N/A
International Equity Insights	1.29	2.04%	2.04	0.89	1.39%	1.04	1.54%
International Small Cap Insights	1.30	N/A	2.05	0.90	N/A	1.05	N/A

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $748.1 billion in assets under management as of March 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights4

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds respectively.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 102248.MF.MED.TMPL/6/2013/STINTSAR13/12K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 20, 2013

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 20, 2013